UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21674

Nuveen Equity Premium Opportunity Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks Attractive Quarterly Distributions from an Integrated Index Option and Equity Strategy

Annual Report

December 31, 2011

Nuveen Equity Premium Income Fund

JPZ

Nuveen Equity Premium Opportunity Fund

JSN

Nuveen Equity Premium Advantage Fund

JLA

Nuveen Equity Premium and Growth Fund

JPG

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Share Distribution and Price Information	9

Performance Overviews	12

Report of Independent Registered Public Accounting Firm	16

Portfolios of Investments	17

Statement of Assets & Liabilities	50

Statement of Operations	51

Statement of Changes in Net Assets	52

Financial Highlights	54

Notes to Financial Statements	56

Board Members & Officers	68

Reinvest Automatically Easily and Conveniently	73

Glossary of Terms Used in this Report	75

Additional Fund Information	79

Chairman's
Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor's long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 22, 2012

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Equity Premium Income Fund (JPZ)
Nuveen Equity Premium Opportunity Fund (JSN)
Nuveen Equity Premium Advantage Fund (JLA)
the Nuveen Equity Premium and Growth Fund (JPG)

These Funds feature portfolio management by Gateway Investment Advisers, LLC. J. Patrick Rogers and Kenneth H. Toft serve as co-portfolio managers for JSN and JLA; Patrick and Michael T. Buckius are co-portfolio managers for JPZ and JPG. Patrick joined Gateway in 1989. He has been President and a Director of Gateway since 1995 and is the firm's Chief Executive Officer. Ken joined Gateway in 1992 and has been a Vice President and Portfolio Manager since 1997. Mike joined Gateway in 1999 and is currently Senior Vice President and Portfolio Manager. Here they talk about their management strategies and the performance of the Funds for the twelve-months ended December 31, 2011.

What were the general market conditions for the reporting period?

During this period, the U.S. economy continued to recover from the recent recession, but progress remained slow. The country's gross domestic product (GDP) grew in 2011, but at a slower rate than in 2010 (1.7% vs. 3.0%). The unemployment picture showed some improvement, with the national unemployment rate standing at 8.5% as of December 2011, compared with 9.4% one year earlier. However, the housing market continued to be a weak spot. For the twelve months ended November 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor's (S&P)/Case-Shiller Index lost 1.3%, with 18 of the 20 major metropolitan areas reporting lower values. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

In an attempt to improve the overall economic environment, the Federal Reserve (Fed) continued to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. In January 2012 (following the close of this reporting period), the central bank stated that economic conditions would likely warrant maintaining this low rate through 2014. The Fed also implemented a program to extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest

Nuveen Investments

rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed's mandates of maximum employment and price stability.

The U.S. equity markets experienced periods of extreme volatility over the twelve-month reporting period, and posted mixed results for the full year. The Dow Jones Industrial Average gained 8.38% in 2011, and the broader S&P 500 Index ended the year up 2.11%. The NASDAQ Composite Index finished in the red, slipping -0.83% during 2011, while the NASDAQ-100 Index finished up 2.70%.

What key strategies were used to manage the Funds during this reporting period?

The core strategy employed in each Fund consists of an investment in a broadly diversified portfolio of equity securities that seeks to substantially track the price movement of a stock market index or a custom blend of stock market indexes. The primary purpose of each equity portfolio is to support the index option-based risk management strategy employed by each Fund. These strategies remained consistent in each Fund throughout the period.

For JPZ and JPG, the equity portfolio seeks to track the price movements of the S&P 500 Index. The JSN equity portfolio is invested to replicate the price performance of a custom index consisting of 75% S&P 500 Index and 25% NASDAQ-100 Index. JLA seeks to replicate a 50/50 blend of the S&P 500 and NASDAQ-100 Indexes. JPZ, JSN and JLA actively write (sell) listed index call options against their entire stock portfolios. JPG differs in that its index option hedging activity is applied to 80% of the value of the equity portfolio.

The writing of call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance returns while exposing the fund to the additional risks of using options strategy. Those portions of the Funds subject to the overwrite have their upside potential capped at the amount of premium received for the option. The downside is buffered by the amount of the cash flow premium received. In flat or declining markets, the option premium can enhance total returns relative to the benchmark. In rising markets, the options can hurt the Funds' total return relative to their benchmarks. The reporting period was marked essentially flat market, with high volatility. This was one factor in the outperformance of each Fund during the period.

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Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*  Refer to Glossary of Terms Used in this Report for definitions.

How did the Funds perform over this twelve-month period?

The performance of the Funds, as well as for comparative indexes, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For periods ended 12/31/11

Fund	1-Year	5-Year
JPZ	5.63%	2.20%
S&P 500 Index*	2.11%	-0.25%
JSN	5.78%	2.81%
Comparative Index*	2.29%	1.19%
JLA	6.35%	3.28%
Comparative Index*	2.45%	2.60%
JPG	4.89%	1.57%
S&P 500 Index*	2.11%	-0.25%

For the twelve-month period ending December 31, 2011, the Funds outperformed their respective comparative equity indexes.

During the first quarter, the comparative indexes continued a year-end 2010 rally before stalling in the second quarter amid concerns regarding European debt crisis contagion and the end of the Federal Reserve's quantitative easing program. However, in the third quarter, the sluggish economic gains could not offset the impact of the U. S. debt ceiling impasse and subsequent downgrade of U. S. Treasury debt by Standard & Poor's, coupled with intensifying worries of European contagion. In the fourth quarter, continued economic improvement in the U. S. and optimism over a European debt solution sparked a rally which allowed both the S&P 500 Index and the NASDAQ-100 Index to post modest positive returns for the year.

During the first, second and fourth quarters, each of the four Funds produced a positive return, consistent with their historical behavior in benign stock market environments. Not only did the comparative indexes' performance during these quarters support the Funds' net asset value (the "NAV") performance, but the dramatic spike in volatility which occurred during the third quarter sell-off also provided a strong tailwind to each Fund's performance heading into the fourth quarter. The fourth quarter, therefore, witnessed the intersection of circumstances that have historically led to the strongest type of performance for a strategy such as that employed by the Funds: (1) high volatility, which allowed the managers to capture increased cash flow from index call options, and (2) a subsequent up trend in the stock market, which allowed the increased cash flow to directly benefit shareholders.

The most noticeable constraints on the Funds' performance relative to supporting the desired distribution occurred during the second and third quarters. In the second quarter, an intra-quarter whipsaw (rally through April 28, sell-off until mid-June, rally in the last half of June) resulted in modestly positive Fund performance. Although the Funds outperformed their comparative indexes, they did underperform the quarterly

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distribution rate. In the third quarter, the market sell-off caused a decline in the underlying stock portfolios exceeding the call premium earned from written index call options. Therefore, even before distributions, the NAV of each Fund declined during the quarter, although less than their underlying indexes.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment Risk. The possible loss of the entire principal amount that you invest.

Price Risk. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the rein- vestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stocks returns often have experienced significant volatility.

Call Option Risk. The value of call options sold (written) by the Funds will fluctuate. The Funds may not participate in any appreciation of its equity portfolio as fully as it would if the Funds did not sell call options. In addition, the Funds will continue to bear the risk of declines in the value of the equity portfolio.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Index Call Option Risk. Because index options are settled in cash, sellers of index call options, such as the Funds, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

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Share Distribution and
Price Information

Distribution Information

The following information regarding each Fund's distributions is current as of December 31, 2011, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the twelve-month reporting period, JPZ, JSN and JLA each lowered their quarterly distribution in September, and again in December. JPG maintained a steady quarterly distribution through this reporting period. Some of the important factors affecting the amount and composition of these distributions are summarized below.

Each Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore a Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when a Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), estimates on the nature of your distributions provided at the time distributions

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are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2011. This information is intended to help you better understand whether the Funds' returns for the specified time period were sufficient to meet each Funds' distributions.

As of 12/31/11	JPZ	JSN	JLA	JPG
Inception date	10/26/04	1/26/05	5/25/05	11/22/05
Fiscal year (calendar year) ended December 31, 2011:
Per share distribution:
From net investment income	$0.75	$1.03	$0.87	$0.40
From long-term capital gains	0.00	0.00	0.00	0.00
From short-term capital gains	0.00	0.00	0.00	0.00
Return of capital	0.41	0.17	0.35	0.72
Total per share distribution	$1.16	$1.20	$1.22	$1.12
Distribution rate on NAV	9.00%	9.29%	9.23%	8.02%
Average annual total returns:
1-Year on NAV	5.63%	5.78%	6.35%	4.89%
5-Year on NAV	2.20%	2.81%	3.28%	1.57%
Since inception on NAV	3.84%	4.02%	4.11%	3.11%

Share Repurchases and Price Information

As of December 31, 2011, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

Fund	Shares Repurchased and Retired	% of Outstanding Shares
JPZ	442,576	1.2%
JSN	545,900	0.8%
JLA	387,239	1.5%
JPG	369,963	2.3%

During the twelve-month reporting period, the Funds repurchased and retired their shares at a weighted average price and a weighted average discount per share as shown in the accompanying table.

Fund	Shares Repurchased and Retired	Weighted Average Price Per Share Repurchased and Retired	Weighted Average Discount Per Share Repurchased and Retired
JPZ	178,376	$10.98	13.69%
JSN	66,600	$10.56	15.38%
JLA	119,189	$11.31	13.39%
JPG	145,263	$11.98	13.56%

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As of December 31, 2011, the Funds' share prices were trading at (-) discounts relative to their NAVs as shown in the accompanying table.

Fund	12/31/11 (-) Discount	Twelve-Month Average (-) Discount
JPZ	-13.27%	-9.06%
JSN	-11.61%	-8.60%
JLA	-13.31%	-9.33%
JPG	-13.54%	-9.77%

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Fund Snapshot

Share Price	$11.18
Net Asset Value (NAV)	$12.89
Premium/(Discount) to NAV	-13.27%
Current Distribution Rate[1]	9.70%
Net Assets ($000)	$496,085

Average Annual Total Returns

(Inception 10/26/04)

	On Share Price	On NAV
1-Year	-3.41%	5.63%
5-Year	-0.57%	2.20%
Since Inception	1.71%	3.84%

Portfolio Composition3

(as a % of total common stocks)

Oil, Gas, & Consumable Fuels	10.3%
Pharmaceuticals	7.6%
Computers & Peripherals	4.2%
Diversified Telecommunication Services	3.9%
IT Services	3.8%
Software	3.3%
Diversified Financial Services	2.9%
Commercial Banks	2.8%
Machinery	2.8%
Aerospace & Defense	2.6%
Industrial Conglomerates	2.6%
Real Estate Investment Trust	2.6%
Beverages	2.5%
Semiconductors & Equipment	2.5%
Specialty Retail	2.5%
Media	2.4%
Tobacco	2.4%
Multi-Utilities	2.3%
Chemicals	2.2%
Communications Equipment	2.2%
Energy Equipment & Services	2.2%
Internet Software & Services	2.2%
Health Care Providers & Services	2.1%
Insurance	2.1%
Household Products	2.0%
Electric Utilities	1.7%
Other	19.3%

JPZ

Performance

OVERVIEW

(Unaudited)

Nuveen Equity Premium Income Fund

  as of December 31, 2011

Fund Allocation (as a % of total net assets)3

2010-2011 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Other assets less liabilities.

3 Holdings are subject to change.

4 Rounds to less than 0.1%.

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JSN

Performance

OVERVIEW

(Unaudited)

Nuveen Equity Premium Opportunity Fund

  as of December 31, 2011

Fund Allocation (as a % of total net assets)3

2010-2011 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Other assets less liabilities.

3 Holdings are subject to change.

4 Rounds to less than 0.1%.

Fund Snapshot

Share Price	$11.42
Net Asset Value (NAV)	$12.92
Premium/(Discount) to NAV	-11.61%
Current Distribution Rate[1]	9.77%
Net Assets ($000)	$859,329

Average Annual Total Returns

(Inception 1/26/05)

	On Share Price	On NAV
1-Year	-2.02%	5.78%
5-Year	0.78%	2.81%
Since Inception	2.08%	4.02%

Portfolio Composition3

(as a % of total common stocks)

Computers & Peripherals	8.3%
Oil, Gas, & Consumable Fuels	7.4%
Pharmaceuticals	6.7%
Software	6.2%
Internet Software & Services	5.0%
Communications Equipment	4.0%
Semiconductors & Equipment	3.6%
Media	3.3%
IT Services	3.2%
Diversified Telecommunication Services	2.7%
Beverages	2.2%
Commercial Banks	2.2%
Specialty Retail	2.2%
Diversified Financial Services	2.1%
Food & Staples Retailing	2.1%
Health Care Providers & Services	2.0%
Machinery	2.0%
Aerospace & Defense	1.8%
Energy Equipment & Services	1.8%
Gas Utilities	1.8%
Hotels, Restaurants & Leisure	1.8%
Real Estate Investment Trust	1.7%
Biotechnology	1.6%
Household Products	1.6%
Industrial Conglomerates	1.6%
Insurance	1.6%
Other	19.5%

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Fund Snapshot

Share Price	$11.46
Net Asset Value (NAV)	$13.22
Premium/(Discount) to NAV	-13.31%
Current Distribution Rate[1]	9.91%
Net Assets ($000)	$340,529

Average Annual Total Returns

(Inception 5/25/05)

	On Share Price	On NAV
1-Year	-1.82%	6.35%
5-Year	0.27%	3.28%
Since Inception	1.81%	4.11%

Portfolio Composition3

(as a % of total common stocks)

Computers & Peripherals	11.3%
Software	10.0%
Internet Software & Services	6.7%
Semiconductors & Equipment	6.0%
Oil, Gas, & Consumable Fuels	5.6%
Communications Equipment	5.1%
Pharmaceuticals	4.5%
IT Services	3.6%
Media	3.6%
Biotechnology	2.6%
Diversified Telecommunication Services	2.3%
Hotels, Restaurants & Leisure	2.2%
Internet & Catalog Retail	2.2%
Specialty Retail	2.2%
Machinery	1.9%
Health Care Providers & Services	1.8%
Insurance	1.8%
Food & Staples Retailing	1.7%
Electrical Equipment	1.6%
Aerospace & Defense	1.5%
Commercial Banks	1.5%
Beverages	1.4%
Other	18.9%

JLA

Performance

OVERVIEW

(Unaudited)

Nuveen Equity Premium Advantage Fund

  as of December 31, 2011

Fund Allocation (as a % of total net assets)3

2010-2011 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Other assets less liabilities.

3 Holdings are subject to change.

4 Rounds to less than 0.1%.

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JPG

Performance

OVERVIEW

(Unaudited)

Nuveen Equity Premium and Growth Fund

  as of December 31, 2011

Fund Allocation (as a % of total net assets)3

2010-2011 Quarterly Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1 Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2 Other assets less liabilities.

3 Holdings are subject to change.

4 Rounds to less than 0.1%.

Fund Snapshot

Share Price	$12.07
Net Asset Value (NAV)	$13.96
Premium/(Discount) to NAV	-13.54%
Current Distribution Rate[1]	9.28%
Net Assets ($000)	$225,664

Average Annual Total Returns

(Inception 11/22/05)

	On Share Price	On NAV
1-Year	-4.88%	4.89%
5-Year	-0.32%	1.57%
Since Inception	0.66%	3.11%

Portfolio Composition3

(as a % of total common stocks)

Oil, Gas, & Consumable Fuels	10.4%
Pharmaceuticals	7.9%
Computers & Peripherals	4.4%
Diversified Telecommunication Services	3.9%
IT Services	3.8%
Software	3.6%
Diversified Financial Services	3.3%
Insurance	3.2%
Specialty Retail	3.0%
Aerospace & Defense	2.7%
Commercial Banks	2.7%
Machinery	2.7%
Semiconductors & Equipment	2.6%
Communications Equipment	2.5%
Energy Equipment & Services	2.5%
Real Estate Investment Trust	2.5%
Internet Software & Services	2.4%
Chemicals	2.3%
Health Care Providers & Services	2.3%
Tobacco	2.3%
Beverages	2.2%
Multi-Utilities	2.2%
Household Products	2.0%
Food & Staples Retailing	1.9%
Media	1.9%
Other	18.8%

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Nuveen Equity Premium Income Fund
Nuveen Equity Premium Opportunity Fund
Nuveen Equity Premium Advantage Fund
Nuveen Equity Premium and Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Equity Premium Income Fund, Nuveen Equity Premium Opportunity Fund, Nuveen Equity Premium Advantage Fund, and Nuveen Equity Premium and Growth Fund (hereinafter referred to as the "Funds") at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 28, 2012

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund

Portfolio of INVESTMENTS

  December 31, 2011

Shares	Description (1)	Value
	Common Stocks – 98.1% (7)
	Aerospace & Defense – 2.5%
44,366	Boeing Company	$3,254,246
70,902	Honeywell International Inc.	3,853,524
32,905	Raytheon Company	1,591,944
52,456	United Technologies Corporation	3,834,009
	Total Aerospace & Defense	12,533,723
	Air Freight & Logistics – 0.9%
59,382	United Parcel Service, Inc., Class B	4,346,169
	Airlines – 0.0%
3,957	United Continental Holdings Inc., (2)	74,669
	Auto Components – 0.1%
30,296	Cooper Tire & Rubber	424,447
	Automobiles – 0.7%
195,811	Ford Motor Company	2,106,926
34,159	Harley-Davidson, Inc.	1,327,760
	Total Automobiles	3,434,686
	Beverages – 2.4%
105,041	Coca-Cola Company	7,349,719
69,676	PepsiCo, Inc.	4,623,003
	Total Beverages	11,972,722
	Biotechnology – 1.0%
41,504	Amgen Inc.	2,664,972
18,099	Celgene Corporation, (2)	1,223,492
23,687	Gilead Sciences, Inc., (2)	969,509
	Total Biotechnology	4,857,973
	Building Products – 0.1%
42,748	Masco Corporation	447,999
	Capital Markets – 1.4%
109,476	Charles Schwab Corporation	1,232,700
18,141	Goldman Sachs Group, Inc.	1,640,491
48,534	Jefferies Group, Inc.	667,343
40,593	Legg Mason, Inc.	976,262
113,376	Morgan Stanley	1,715,379
38,635	Waddell & Reed Financial, Inc., Class A	956,989
	Total Capital Markets	7,189,164

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Chemicals – 2.1%
53,348	Dow Chemical Company	$1,534,288
62,002	E.I. Du Pont de Nemours and Company	2,838,452
45,510	Eastman Chemical Company	1,777,621
25,853	Monsanto Company	1,811,520
53,293	Olin Corporation	1,047,207
60,403	RPM International, Inc.	1,482,894
	Total Chemicals	10,491,982
	Commercial Banks – 2.7%
33,724	Comerica Incorporated	870,079
19,256	HSBC Holdings PLC, Sponsored ADR	733,654
9,725	PNC Financial Services Group, Inc.	560,841
2,869	Toronto-Dominion Bank	214,630
165,384	U.S. Bancorp	4,473,637
246,827	Wells Fargo & Company	6,802,552
	Total Commercial Banks	13,655,393
	Commercial Services & Supplies – 0.8%
3,177	Avery Dennison Corporation	91,116
56,149	Deluxe Corporation	1,277,951
16,700	NL Industries Inc.	216,599
40,642	Pitney Bowes Inc.	753,503
16,031	R.R. Donnelley & Sons Company	231,327
24,100	Standard Register Company	56,153
35,497	Waste Management, Inc.	1,161,107
	Total Commercial Services & Supplies	3,787,756
	Communications Equipment – 2.2%
14,156	ADTRAN, Inc.	426,945
3,408	Ciena Corporation, (2)	41,237
234,237	Cisco Systems, Inc.	4,235,005
11,034	JDS Uniphase Corporation, (2)	115,195
15,048	Motorola Mobility Holdings Inc., (2)	583,862
28,950	Motorola Solutions Inc.	1,340,096
73,002	QUALCOMM, Inc.	3,993,209
	Total Communications Equipment	10,735,549
	Computers & Peripherals – 4.1%
39,578	Apple, Inc., (2)	16,029,088
67,332	Dell Inc., (2)	985,067
119,293	EMC Corporation, (2)	2,569,571
24,687	Hewlett-Packard Company	635,937
	Total Computers & Peripherals	20,219,663
	Consumer Finance – 0.3%
13,412	American Express Company	632,644
36,733	Discover Financial Services	881,592
	Total Consumer Finance	1,514,236
	Containers & Packaging – 0.3%
43,759	Packaging Corp. of America	1,104,477
5,718	Sonoco Products Company	188,465
	Total Containers & Packaging	1,292,942

Nuveen Investments

Shares	Description (1)	Value
	Distributors – 0.4%
35,933	Genuine Parts Company	$2,199,100
	Diversified Consumer Services – 0.1%
7,623	Apollo Group, Inc., Class A, (2)	410,651
	Diversified Financial Services – 2.9%
414,679	Bank of America Corporation	2,305,615
75,217	Citigroup Inc.	1,978,959
6,790	CME Group, Inc.	1,654,519
214,469	JP Morgan Chase & Co.	7,131,094
47,644	New York Stock Exchange Euronext	1,243,508
	Total Diversified Financial Services	14,313,695
	Diversified Telecommunication Services – 3.9%
334,337	AT&T Inc.	10,110,349
29,237	CenturyLink Inc.	1,087,616
250,097	Frontier Communications Corporation	1,288,000
161,529	Verizon Communications Inc.	6,480,543
18,198	Windstream Corporation	213,645
	Total Diversified Telecommunication Services	19,180,153
	Electric Utilities – 1.6%
110,157	Duke Energy Corporation	2,423,454
6,959	Exelon Corporation	301,812
27,323	Great Plains Energy Incorporated	595,095
80,800	Pepco Holdings, Inc.	1,640,240
29,370	Progress Energy, Inc.	1,645,307
31,669	Southern Company	1,465,958
	Total Electric Utilities	8,071,866
	Electrical Equipment – 0.7%
56,883	Emerson Electric Company	2,650,179
14,553	Rockwell Automation, Inc.	1,067,754
	Total Electrical Equipment	3,717,933
	Electronic Equipment & Instruments – 0.3%
118,215	Corning Incorporated	1,534,431
	Energy Equipment & Services – 2.2%
6,964	Diamond Offshore Drilling, Inc.	384,831
18,452	ENSCO International PLC, Sponsored ADR	865,768
90,453	Halliburton Company	3,121,533
16,059	Patterson-UTI Energy, Inc.	320,859
77,647	Schlumberger Limited	5,304,067
16,157	Tidewater Inc.	796,540
	Total Energy Equipment & Services	10,793,598
	Food & Staples Retailing – 1.6%
74,719	CVS Caremark Corporation	3,047,041
38,696	SUPERVALU INC.	314,212
74,859	Wal-Mart Stores, Inc.	4,473,574
	Total Food & Staples Retailing	7,834,827
	Food Products – 1.1%
120,523	Kraft Foods Inc., Class A	4,502,739
57,000	Sara Lee Corporation	1,078,440
	Total Food Products	5,581,179

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Gas Utilities – 1.2%
36,141	AGL Resources Inc.	$1,527,319
28,666	Atmos Energy Corporation	956,011
22,995	National Fuel Gas Company	1,278,062
23,291	ONEOK, Inc.	2,019,097
	Total Gas Utilities	5,780,489
	Health Care Equipment & Supplies – 0.9%
4,460	Hologic Inc., (2)	78,095
3,518	Intuitive Surgical, Inc., (2)	1,628,869
78,706	Medtronic, Inc.	3,010,505
	Total Health Care Equipment & Supplies	4,717,469
	Health Care Providers & Services – 2.1%
6,901	Brookdale Senior Living Inc., (2)	120,008
15,450	Coventry Health Care, Inc., (2)	469,217
35,037	Express Scripts, Inc., (2)	1,565,804
6,521	HCA Holdings Inc., (2)	143,658
1,116	Henry Schein Inc., (2)	71,904
39,267	Kindred Healthcare Inc., (2)	462,173
30,795	Medco Health Solutions, Inc., (2)	1,721,441
78,493	UnitedHealth Group Incorporated	3,978,025
25,221	Wellpoint Inc.	1,670,891
	Total Health Care Providers & Services	10,203,121
	Health Care Technology – 0.0%
114	Cerner Corporation, (2)	6,983
	Hotels, Restaurants & Leisure – 1.5%
22,200	Carnival Corporation	724,608
42,761	International Game Technology	735,489
2,272	Interval Leisure Group Inc., (2)	30,922
62,094	McDonald's Corporation	6,229,891
	Total Hotels, Restaurants & Leisure	7,720,910
	Household Durables – 0.7%
9,688	Garmin Limited	385,679
64,653	Newell Rubbermaid Inc.	1,044,146
22,404	Tupperware Corporation	1,253,952
13,735	Whirlpool Corporation	651,726
	Total Household Durables	3,335,503
	Household Products – 2.0%
15,477	Colgate-Palmolive Company	1,429,920
12,645	Kimberly-Clark Corporation	930,166
112,990	Procter & Gamble Company	7,537,563
	Total Household Products	9,897,649
	Industrial Conglomerates – 2.5%
28,842	3M Co.	2,357,257
574,978	General Electric Company	10,297,854
57	Siemens AG, Sponsored ADR	5,450
	Total Industrial Conglomerates	12,660,561

Nuveen Investments

Shares	Description (1)	Value
	Insurance – 2.0%
47,749	Allstate Corporation	$1,308,800
11,874	Arthur J. Gallagher & Co.	397,067
46,985	Fidelity National Title Group Inc., Class A	748,471
26,683	Hartford Financial Services Group, Inc.	433,599
52,700	Kemper Corporation	1,539,367
68,068	Lincoln National Corporation	1,321,881
67,700	Marsh & McLennan Companies, Inc.	2,140,674
38,298	Travelers Companies, Inc.	2,266,093
	Total Insurance	10,155,952
	Internet & Catalog Retail – 0.8%
15,029	Amazon.com, Inc., (2)	2,601,520
3,103	HSN, Inc.	112,515
2,786	Priceline.com Incorporated, (2)	1,303,040
	Total Internet & Catalog Retail	4,017,075
	Internet Software & Services – 2.2%
10,937	Akamai Technologies, Inc., (2)	353,046
54,590	eBay Inc., (2)	1,655,715
10,582	Google Inc., Class A, (2)	6,834,914
44,605	United Online, Inc.	242,651
5,616	ValueClick, Inc., (2)	91,485
10,122	VeriSign, Inc., (2)	361,558
72,091	Yahoo! Inc., (2)	1,162,828
	Total Internet Software & Services	10,702,197
	IT Services – 3.7%
34,496	Automatic Data Processing, Inc.	1,863,129
17,199	Cognizant Technology Solutions Corporation, Class A, (2)	1,106,068
32,696	Fidelity National Information Services	869,387
52,148	International Business Machines Corporation (IBM)	9,588,974
3,197	Lender Processing Services Inc.	48,179
6,331	MasterCard, Inc.	2,360,323
42,671	Paychex, Inc.	1,284,824
13,859	Visa Inc.	1,407,104
	Total IT Services	18,527,988
	Leisure Equipment & Products – 0.3%
39,513	Eastman Kodak Company, (2)	25,664
23,696	Polaris Industries Inc.	1,326,502
	Total Leisure Equipment & Products	1,352,166
	Machinery – 2.7%
33,018	Caterpillar Inc.	2,991,431
21,029	Cummins Inc.	1,850,973
22,246	Deere & Company	1,720,728
13,600	Graco Inc.	556,104
13,107	Ingersoll Rand Company Limited, Class A	399,370
16,893	Parker Hannifin Corporation	1,288,091
11,767	Snap-on Incorporated	595,646
25,530	SPX Corporation	1,538,693
31,571	Stanley Black & Decker Inc.	2,134,200
12,000	Timken Company	464,520
	Total Machinery	13,539,756

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Media – 2.4%
60,282	CBS Corporation, Class B	$1,636,053
117,549	Comcast Corporation, Class A	2,787,087
39,613	New York Times, Class A, (2)	306,208
35,396	Omnicom Group, Inc.	1,577,954
114,479	Regal Entertainment Group, Class A	1,366,879
112,686	Walt Disney Company	4,225,725
	Total Media	11,899,906
	Metals & Mining – 1.1%
88,284	Alcoa Inc.	763,657
3,200	BHP Billiton PLC, Sponsored ADR	226,016
48,046	Freeport-McMoRan Copper & Gold, Inc.	1,767,612
6,726	Newmont Mining Corporation	403,627
31,562	Nucor Corporation	1,248,908
35,874	Southern Copper Corporation	1,082,677
	Total Metals & Mining	5,492,497
	Multiline Retail – 1.1%
10	Dollar Tree Stores Inc., (2)	831
4,000	Family Dollar Stores, Inc.	230,640
36,680	Macy's, Inc.	1,180,362
40,802	Nordstrom, Inc.	2,028,267
8,076	Sears Holding Corporation, (2)	256,655
35,723	Target Corporation	1,829,732
	Total Multiline Retail	5,526,487
	Multi-Utilities – 2.3%
40,360	Ameren Corporation	1,337,127
28,149	Consolidated Edison, Inc.	1,746,082
71,595	Integrys Energy Group, Inc.	3,879,017
15,861	Northwestern Corporation	567,665
29,588	OGE Energy Corp.	1,677,935
60,504	Public Service Enterprise Group Incorporated	1,997,237
	Total Multi-Utilities	11,205,063
	Oil, Gas, & Consumable Fuels – 10.1%
9,051	Cenovus Energy Inc.	300,493
100,907	Chevron Corporation	10,736,503
83,466	ConocoPhillips	6,082,167
39,168	CONSOL Energy Inc.	1,437,466
27,271	Continental Resources Inc., (2)	1,819,248
16,151	EnCana Corporation	299,278
32,690	EOG Resources, Inc.	3,220,292
229,014	Exxon Mobil Corporation	19,411,225
49,928	Occidental Petroleum Corporation	4,678,254
6,027	Total SA, Sponsored ADR	308,040
81,049	Valero Energy Corporation	1,706,081
	Total Oil, Gas, & Consumable Fuels	49,999,047
	Pharmaceuticals – 7.5%
91,791	Abbott Laboratories	5,161,408
131,179	Bristol-Myers Squibb Company	4,622,748
57,664	Eli Lilly and Company	2,396,516
129,934	Johnson & Johnson	8,521,072
175,145	Merck & Company Inc.	6,602,967
432,433	Pfizer Inc.	9,357,850
14,222	Sanofi-Aventis, Sponsored ADR	519,672
	Total Pharmaceuticals	37,182,233

Nuveen Investments

Shares	Description (1)	Value
	Professional Services – 0.1%
3,665	Manpower Inc.	$131,024
20,209	Resources Connection, Inc.	214,013
	Total Professional Services	345,037
	Real Estate Investment Trust – 2.6%
125,406	Annaly Capital Management Inc.	2,001,480
46,493	Brandywine Realty Trust	441,684
44,183	CapLease Inc.	178,499
29,228	CommonWealth REIT	486,354
61,650	CubeSmart	655,956
21,835	Health Care REIT, Inc.	1,190,663
49,625	Healthcare Realty Trust, Inc.	922,529
45,684	Hospitality Properties Trust	1,049,818
88,469	Lexington Corporate Properties Trust	662,633
30,821	Liberty Property Trust	951,752
17,263	Medical Properties Trust Inc.	170,386
28,311	MFA Mortgage Investments, Inc.	190,250
30,300	Senior Housing Properties Trust	679,932
11,215	Sun Communities Inc.	409,684
28,312	Ventas Inc.	1,560,841
63,288	Weyerhaeuser Company	1,181,587
	Total Real Estate Investment Trust	12,734,048
	Road & Rail – 0.8%
17,765	Norfolk Southern Corporation	1,294,358
25,475	Union Pacific Corporation	2,698,822
	Total Road & Rail	3,993,180
	Semiconductors & Equipment – 2.5%
27,716	Analog Devices, Inc.	991,678
96,369	Applied Materials, Inc.	1,032,112
21,444	Broadcom Corporation, Class A	629,596
268,577	Intel Corporation	6,512,992
12,846	Intersil Holding Corporation, Class A	134,112
3,087	Lam Research Corporation, (2)	114,281
24,776	Microchip Technology Incorporated	907,545
27,856	NVIDIA Corporation, (2)	386,084
51,579	Texas Instruments Incorporated	1,501,465
	Total Semiconductors & Equipment	12,209,865
	Software – 3.3%
23,572	Adobe Systems Incorporated, (2)	666,380
18,599	Autodesk, Inc., (2)	564,108
358,701	Microsoft Corporation	9,311,878
184,533	Oracle Corporation	4,733,271
9,475	Salesforce.com, Inc., (2)	961,334
	Total Software	16,236,971
	Specialty Retail – 2.4%
23,495	Abercrombie & Fitch Co., Class A	1,147,496
46,762	American Eagle Outfitters, Inc.	714,991
21,475	Best Buy Co., Inc.	501,871
94,856	Home Depot, Inc.	3,987,746
40,195	Limited Brands, Inc.	1,621,868
74,638	Lowe's Companies, Inc.	1,894,312
364	Orchard Supply Hardware Stores Corporation, (2), (3), (8)	881
472	Ross Stores, Inc.	22,434

Nuveen Investments

JPZ

Nuveen Equity Premium Income Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Specialty Retail (continued)
13,465	Tiffany & Co.	$892,191
18,051	TJX Companies, Inc.	1,165,192
	Total Specialty Retail	11,948,982
	Textiles Apparel & Luxury Goods – 0.4%
7,159	Cherokee Inc.	83,546
16,238	VF Corporation	2,062,064
	Total Textiles Apparel & Luxury Goods	2,145,610
	Thrifts & Mortgage Finance – 0.2%
36,703	Hudson City Bancorp, Inc.	229,394
60,610	New York Community Bancorp Inc.	749,746
38,788	TrustCo Bank Corporation NY	217,601
	Total Thrifts & Mortgage Finance	1,196,741
	Tobacco – 2.3%
123,356	Altria Group, Inc.	3,657,505
87,230	Philip Morris International	6,845,810
21,468	Reynolds American Inc.	889,205
4,866	Vector Group Ltd.	86,420
	Total Tobacco	11,478,940
	Wireless Telecommunication Services – 0.0%
5,500	USA Mobility Inc.	76,285
	Total Common Stocks (cost $414,638,155)	486,905,217

Shares	Description (1)	Coupon		Ratings (4)	Value
	Preferred Stocks – 0.0%
	Specialty Retail – 0.0%
364	Orchard Supply Hardware Stores Corporation, Series A, (2), (3), (8)	0.000%		N/R	$881
	Total Preferred Stocks (cost $3,181)				881
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 6.5%
$32,176	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $32,179,019, collateralized by $26,905,000 U.S. Treasury Notes, 4.750%, due 8/15/17, value $32,824,100	0.010%	1/03/12		$32,175,983
	Total Short-Term Investments (cost $32,175,983)				32,175,983
	Total Investments (cost $446,817,319) – 104.6%				519,082,081
	Other Assets Less Liabilities – (4.6)% (5)				(22,996,747)
	Net Assets – 100%				$496,085,334

Nuveen Investments

Investments in Derivatives at December 31, 2011

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (6)	Expiration Date	Strike Price	Value
	Call Options Written – (4.7)%
(507)	S&P 500 Index	$(59,572,500)	1/21/12	$1,175	$(4,408,365)
(451)	S&P 500 Index	(54,120,000)	1/21/12	1,200	(2,933,755)
(449)	S&P 500 Index	(55,002,500)	1/21/12	1,225	(2,018,255)
(473)	S&P 500 Index	(59,125,000)	1/21/12	1,250	(1,307,845)
(478)	S&P 500 Index	(57,360,000)	2/18/12	1,200	(3,711,670)
(997)	S&P 500 Index	(122,132,500)	2/18/12	1,225	(5,927,165)
(445)	S&P 500 Index	(54,512,500)	3/17/12	1,225	(3,112,775)
(3,800)	Total Call Options Written (premiums received $23,565,960)	$(461,825,000)			$(23,419,830)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

  (4)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  Other Assets Less Liabilities includes the Value of derivative instruments as noted in Investments in Derivatives at December 31, 2011.

  (6)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (7)  The Fund may designate up to 100% of its common stock investments to cover outstanding call options written.

  (8)  For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  N/R  Not rated.

  ADR  American Depositary Receipt.

    See accompanying notes to financial statements.

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund

Portfolio of INVESTMENTS

  December 31, 2011

Shares	Description (1)	Value
	Common Stocks – 97.8% (7)
	Aerospace & Defense – 1.7%
52,115	Boeing Company	$3,822,635
58,489	Honeywell International Inc.	3,178,877
5,228	Huntington Ingalls Industries Inc., (2)	163,532
21,464	Lockheed Martin Corporation	1,736,438
34,529	Northrop Grumman Corporation	2,019,256
32,796	Raytheon Company	1,586,670
32,442	United Technologies Corporation	2,371,186
	Total Aerospace & Defense	14,878,594
	Air Freight & Logistics – 0.9%
103,615	United Parcel Service, Inc., Class B	7,583,582
	Auto Components – 0.4%
127,177	Gentex Corporation	3,763,167
	Automobiles – 0.4%
168,773	Ford Motor Company	1,815,997
33,442	Harley-Davidson, Inc.	1,299,891
	Total Automobiles	3,115,888
	Beverages – 2.2%
159,768	Coca-Cola Company	11,178,967
114,075	PepsiCo, Inc.	7,568,876
	Total Beverages	18,747,843
	Biotechnology – 1.6%
106,815	Celgene Corporation, (2)	7,220,694
159,283	Gilead Sciences, Inc., (2)	6,519,453
	Total Biotechnology	13,740,147
	Capital Markets – 1.2%
159,239	Charles Schwab Corporation	1,793,031
48,725	Eaton Vance Corporation	1,151,859
27,739	Goldman Sachs Group, Inc.	2,508,438
43,099	Legg Mason, Inc.	1,036,531
121,415	Morgan Stanley	1,837,009
93,004	Waddell & Reed Financial, Inc., Class A	2,303,709
	Total Capital Markets	10,630,577
	Chemicals – 1.4%
53,576	Dow Chemical Company	1,540,846
49,591	E.I. Du Pont de Nemours and Company	2,270,276
70,926	Eastman Chemical Company	2,770,370
42,416	Monsanto Company	2,972,089
2,617	Potash Corporation of Saskatchewan	108,030
103,452	RPM International, Inc.	2,539,747
	Total Chemicals	12,201,358

Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks – 2.1%
65,480	Fifth Third Bancorp.	$832,906
86,613	First Horizon National Corporation	692,904
2,289	HSBC Holdings PLC, Sponsored ADR	87,211
6	Lloyds TSB Group PLC, Sponsored ADR, (2)	9
43,429	Toronto-Dominion Bank	3,248,923
197,603	U.S. Bancorp	5,345,161
288,037	Wells Fargo & Company	7,938,300
	Total Commercial Banks	18,145,414
	Commercial Services & Supplies – 0.6%
81,168	Deluxe Corporation	1,847,384
49,936	R.R. Donnelley & Sons Company	720,576
77,545	Waste Management, Inc.	2,536,497
	Total Commercial Services & Supplies	5,104,457
	Communications Equipment – 3.9%
49,954	ADTRAN, Inc.	1,506,613
13,861	Aviat Networks Inc., (2)	25,366
617,348	Cisco Systems, Inc.	11,161,652
41,824	Harris Corporation	1,507,337
9,317	Motorola Mobility Holdings Inc., (2)	361,500
14,940	Motorola Solutions Inc.	691,573
324,497	QUALCOMM, Inc.	17,749,986
60,051	Research In Motion Limited, (2)	870,740
	Total Communications Equipment	33,874,767
	Computers & Peripherals – 8.1%
144,746	Apple, Inc., (2)	58,622,130
155,158	Dell Inc., (2)	2,269,962
157,114	EMC Corporation, (2)	3,384,236
125,310	Hewlett-Packard Company	3,227,986
53,163	Network Appliance Inc., (2)	1,928,222
	Total Computers & Peripherals	69,432,536
	Consumer Finance – 0.7%
66,382	American Express Company	3,131,239
67,496	Discover Financial Services	1,619,904
77,393	SLM Corporation	1,037,066
	Total Consumer Finance	5,788,209
	Containers & Packaging – 0.4%
78,989	Packaging Corp. of America	1,993,682
50,628	Sonoco Products Company	1,668,699
	Total Containers & Packaging	3,662,381
	Distributors – 0.4%
55,680	Genuine Parts Company	3,407,616
	Diversified Consumer Services – 0.1%
35,953	Hillenbrand Inc.	802,471
	Diversified Financial Services – 2.1%
452,047	Bank of America Corporation	2,513,381
108,359	Citigroup Inc.	2,850,925
11,226	CME Group, Inc.	2,735,439
110,655	ING Groep N.V, Sponsored ADR, (2)	793,396
267,870	JP Morgan Chase & Co.	8,906,678
	Total Diversified Financial Services	17,799,819

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Diversified Telecommunication Services – 2.6%
487,292	AT&T Inc.	$14,735,710
44,021	Frontier Communications Corporation	226,708
190,640	Verizon Communications Inc.	7,648,477
	Total Diversified Telecommunication Services	22,610,895
	Electric Utilities – 1.5%
128,436	Companhia Energetica de Minas Gerais, Sponsored ADR	2,284,876
187,421	Duke Energy Corporation	4,123,262
112,676	Great Plains Energy Incorporated	2,454,083
129,707	Pepco Holdings, Inc.	2,633,052
25,438	Pinnacle West Capital Corporation	1,225,603
	Total Electric Utilities	12,720,876
	Electrical Equipment – 1.4%
23,275	Cooper Industries Inc.	1,260,341
66,509	Emerson Electric Company	3,098,654
11,240	Hubbell Incorporated, Class B	751,506
31,575	Rockwell Automation, Inc.	2,316,658
49,398	Roper Industries Inc.	4,291,204
	Total Electrical Equipment	11,718,363
	Electronic Equipment & Instruments – 0.2%
131,698	Corning Incorporated	1,709,440
	Energy Equipment & Services – 1.8%
25,308	Diamond Offshore Drilling, Inc.	1,398,520
36,079	ENSCO International PLC, Sponsored ADR	1,692,827
139,359	Halliburton Company	4,809,279
54,107	Patterson-UTI Energy, Inc.	1,081,058
77,123	Schlumberger Limited	5,268,272
17,510	Tidewater Inc.	863,243
	Total Energy Equipment & Services	15,113,199
	Food & Staples Retailing – 2.1%
102,543	CVS Caremark Corporation	4,181,704
82,219	Kroger Co.	1,991,344
38,974	SUPERVALU INC.	316,469
68,576	Walgreen Co.	2,267,123
150,007	Wal-Mart Stores, Inc.	8,964,418
	Total Food & Staples Retailing	17,721,058
	Food Products – 0.9%
144,950	Kraft Foods Inc., Class A	5,415,332
109,395	Sara Lee Corporation	2,069,753
	Total Food Products	7,485,085
	Gas Utilities – 1.8%
75,740	AGL Resources Inc.	3,200,772
100,700	Atmos Energy Corporation	3,358,345
75,051	National Fuel Gas Company	4,171,335
49,805	ONEOK, Inc.	4,317,595
	Total Gas Utilities	15,048,047
	Health Care Equipment & Supplies – 1.0%
65,107	Baxter International, Inc.	3,221,494
36,821	Hill Rom Holdings Inc.	1,240,499

Nuveen Investments

Shares	Description (1)	Value
	Health Care Equipment & Supplies (continued)
106,091	Hologic Inc., (2)	$1,857,653
60,379	Medtronic, Inc.	2,309,497
	Total Health Care Equipment & Supplies	8,629,143
	Health Care Providers & Services – 1.9%
39,994	Aetna Inc.	1,687,347
62,293	Brookdale Senior Living Inc., (2)	1,083,275
27,564	Coventry Health Care, Inc., (2)	837,119
125,773	Express Scripts, Inc., (2)	5,620,795
90,568	UnitedHealth Group Incorporated	4,589,986
42,124	Wellpoint Inc.	2,790,715
	Total Health Care Providers & Services	16,609,237
	Hotels, Restaurants & Leisure – 1.7%
51,390	International Game Technology	883,908
1,237	Las Vegas Sands, (2)	52,857
98,148	McDonald's Corporation	9,847,189
21,179	Starwood Hotels & Resorts Worldwide, Inc.	1,015,957
27,477	Wynn Resorts Ltd	3,035,934
	Total Hotels, Restaurants & Leisure	14,835,845
	Household Durables – 0.3%
97,917	KB Home	658,002
54,753	Newell Rubbermaid Inc.	884,261
19,851	Whirlpool Corporation	941,930
	Total Household Durables	2,484,193
	Household Products – 1.6%
37,780	Colgate-Palmolive Company	3,490,494
147,782	Procter & Gamble Company	9,858,537
	Total Household Products	13,349,031
	Industrial Conglomerates – 1.6%
22,571	3M Co.	1,844,728
644,410	General Electric Company	11,541,383
	Total Industrial Conglomerates	13,386,111
	Insurance – 1.6%
65,172	Allstate Corporation	1,786,365
10,390	American International Group, (2)	241,048
26,066	Arthur J. Gallagher & Co.	871,647
30,097	Berkshire Hathaway Inc., Class B, (2)	2,296,401
92,800	CNO Financial Group Inc., (2)	585,568
189,397	Fidelity National Title Group Inc., Class A	3,017,094
50,700	Genworth Financial Inc., Class A, (2)	332,085
13,651	Hartford Financial Services Group, Inc.	221,829
13,952	Kemper Corporation	407,538
35,717	Lincoln National Corporation	693,624
103,489	Marsh & McLennan Companies, Inc.	3,272,322
	Total Insurance	13,725,521
	Internet & Catalog Retail – 1.4%
64,997	Amazon.com, Inc., (2)	11,250,981
13,070	HSN, Inc.	473,918
	Total Internet & Catalog Retail	11,724,899

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Internet Software & Services – 4.9%
39,603	Akamai Technologies, Inc., (2)	$1,278,385
34,816	Baidu.com, Inc., Sponsored ADR, (2)	4,055,020
58,343	Earthlink, Inc.	375,729
199,069	eBay Inc., (2)	6,037,763
36,233	Google Inc., Class A, (2)	23,402,895
22,576	IAC/InterActiveCorp.	961,738
30,343	United Online, Inc.	165,066
83,134	VeriSign, Inc., (2)	2,969,546
152,916	Yahoo! Inc., (2)	2,466,535
	Total Internet Software & Services	41,712,677
	IT Services – 3.1%
117,025	Automatic Data Processing, Inc.	6,320,520
61,069	Fidelity National Information Services	1,623,825
79,649	International Business Machines Corporation (IBM)	14,645,858
14,762	Lender Processing Services Inc.	222,463
108,876	Paychex, Inc.	3,278,256
9,449	Visa Inc.	959,357
	Total IT Services	27,050,279
	Leisure Equipment & Products – 0.4%
77,138	Mattel, Inc.	2,141,351
29,666	Polaris Industries Inc.	1,660,703
	Total Leisure Equipment & Products	3,802,054
	Machinery – 1.9%
33,076	Caterpillar Inc.	2,996,686
14,525	Deere & Company	1,123,509
43,913	Graco Inc.	1,795,603
27,670	Joy Global Inc.	2,074,420
53,447	SPX Corporation	3,221,251
40,513	Stanley Black & Decker Inc.	2,738,679
67,275	Timken Company	2,604,215
	Total Machinery	16,554,363
	Media – 3.2%
322,788	Comcast Corporation, Special Class A	7,604,885
97,817	New York Times, Class A, (2)	756,125
309,975	News Corporation, Class A	5,529,954
58,689	Omnicom Group, Inc.	2,616,356
118,487	Regal Entertainment Group, Class A	1,414,735
355,542	Sirius XM Radio Inc., (2)	647,086
44,293	Viacom Inc., Class B	2,011,345
188,861	Walt Disney Company	7,082,288
	Total Media	27,662,774
	Metals & Mining – 0.7%
74,680	Alcoa Inc.	645,982
6,261	Barrick Gold Corporation	283,310
40,405	Freeport-McMoRan Copper & Gold, Inc.	1,486,500
78,900	Hecla Mining Company	412,647
110,872	Southern Copper Corporation	3,346,117
	Total Metals & Mining	6,174,556

Nuveen Investments

Shares	Description (1)	Value
	Multiline Retail – 1.1%
59,243	Macy's, Inc.	$1,906,440
54,585	Nordstrom, Inc.	2,713,420
35,573	Sears Holding Corporation, (2)	1,130,510
78,403	Target Corporation	4,015,802
	Total Multiline Retail	9,766,172
	Multi-Utilities – 1.0%
62,041	Ameren Corporation	2,055,418
57,468	OGE Energy Corp.	3,259,010
97,043	Public Service Enterprise Group Incorporated	3,203,389
	Total Multi-Utilities	8,517,817
	Oil, Gas, & Consumable Fuels – 7.2%
136,853	Chevron Corporation	14,561,159
2,747	CNOOC Limited, Sponsored ADR	479,846
114,249	ConocoPhillips	8,325,325
346,320	Exxon Mobil Corporation	29,354,083
24,173	Hess Corporation	1,373,026
58,407	Occidental Petroleum Corporation	5,472,736
3,274	PetroChina Company Limited, Sponsored ADR	406,991
8,201	Royal Dutch Shell PLC, Class A, Sponsored ADR	599,411
40,039	SandRidge Energy Inc., (2)	326,718
39,133	StatoilHydro ASA, Sponsored ADR	1,002,196
558	Suncor Energy, Inc.	16,087
	Total Oil, Gas, & Consumable Fuels	61,917,578
	Pharmaceuticals – 6.5%
147,092	Abbott Laboratories	8,270,983
148,380	Bristol-Myers Squibb Company	5,228,911
93,015	Eli Lilly and Company	3,865,703
13,432	GlaxoSmithKline PLC, Sponsored ADR	612,902
211,672	Johnson & Johnson	13,881,450
264,911	Merck & Company Inc.	9,987,145
650,964	Pfizer Inc.	14,086,861
	Total Pharmaceuticals	55,933,955
	Professional Services – 0.3%
56,869	Manpower Inc.	2,033,067
66,137	Resources Connection, Inc.	700,391
	Total Professional Services	2,733,458
	Real Estate Investment Trust – 1.6%
60,679	Apartment Investment & Management Company, Class A	1,390,156
69,975	Brandywine Realty Trust	664,763
34,687	CBL & Associates Properties Inc.	544,586
129,993	CubeSmart	1,383,126
114,294	DCT Industrial Trust Inc.	585,185
49,733	Health Care REIT, Inc.	2,711,940
100,726	Lexington Corporate Properties Trust	754,438
46,608	Liberty Property Trust	1,439,255
82,863	Ventas Inc.	4,568,237
	Total Real Estate Investment Trust	14,041,686
	Road & Rail – 0.5%
4,035	Dollas Thrifty Automotive Group Inc., (2)	283,499
41,968	Union Pacific Corporation	4,446,090
	Total Road & Rail	4,729,589

Nuveen Investments

JSN

Nuveen Equity Premium Opportunity Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Semiconductors & Equipment – 3.5%
92,274	Altera Corporation	$3,423,365
78,578	Analog Devices, Inc.	2,811,521
103,217	Broadcom Corporation, Class A, (2)	3,030,451
9,350	First Solar Inc., (2)	315,656
603,403	Intel Corporation	14,632,523
26,060	Intersil Holding Corporation, Class A	272,066
78,287	Linear Technology Corporation	2,350,959
125,065	Texas Instruments Incorporated	3,640,642
	Total Semiconductors & Equipment	30,477,183
	Software – 6.1%
296,620	Activision Blizzard Inc.	3,654,358
154,969	Adobe Systems Incorporated, (2)	4,380,974
79,219	Autodesk, Inc., (2)	2,402,712
992,212	Microsoft Corporation	25,757,824
617,363	Oracle Corporation	15,835,361
	Total Software	52,031,229
	Specialty Retail – 2.1%
20,823	Abercrombie & Fitch Co., Class A	1,016,995
59,432	American Eagle Outfitters, Inc.	908,715
51,495	Best Buy Co., Inc.	1,203,438
70,360	CarMax, Inc., (2)	2,144,573
73,397	Gap, Inc.	1,361,514
114,620	Home Depot, Inc.	4,818,625
91,766	Limited Brands, Inc.	3,702,758
118,515	Lowe's Companies, Inc.	3,007,911
1,606	Orchard Supply Hardware Stores Corporation, (2), (3), (8)	3,887
	Total Specialty Retail	18,168,416
	Thrifts & Mortgage Finance – 0.3%
40,800	MGIC Investment Corporation, (2)	152,184
180,604	New York Community Bancorp Inc.	2,234,071
	Total Thrifts & Mortgage Finance	2,386,255
	Tobacco – 1.6%
22,111	Altria Group, Inc.	655,591
144,281	Philip Morris International	11,323,173
36,132	Reynolds American Inc.	1,496,587
	Total Tobacco	13,475,351
	Wireless Telecommunication Services – 0.2%
27,792	China Mobile Hong Kong Limited, Sponsored ADR	1,347,634
161,500	Sprint Nextel Corporation, (2)	377,910
	Total Wireless Telecommunication Services	1,725,544
	Total Common Stocks (cost $667,893,361)	840,410,705

Shares	Description (1)	Coupon	Ratings (4)	Value
	Preferred Stocks – 0.0%
	Specialty Retail – 0.0%
1,606	Orchard Supply Hardware Stores Corporation, Series A, (2), (3), (8)	0.000%	N/R	$3,887
	Total Preferred Stocks (cost $13,021)			3,887

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 6.3%
$54,402	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $54,402,296, collateralized by $54,470,000 U.S. Treasury Notes, 1.500%, due 8/31/18, value $55,491,313	0.010%	1/03/12	$54,402,236
	Total Short-Term Investments (cost $54,402,236)			54,402,236
	Total Investments (cost $722,308,618) – 104.1%			894,816,828
	Other Assets Less Liabilities – (4.1)% (5)			(35,488,019)
	Net Assets – 100%			$859,328,809

Investments in Derivatives at December 31, 2011

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (6)	Expiration Date	Strike Price	Value
	Call Options Written – (4.2)%
(1,166)	MINI-Nasdaq-100 Index	$(26,235,000)	1/21/12	$225.0	$(702,515)
(1,104)	MINI-Nasdaq-100 Index	(25,116,000)	1/21/12	227.5	(491,280)
(1,095)	MINI-Nasdaq-100 Index	(25,185,000)	1/21/12	230.0	(342,188)
(1,166)	MINI-Nasdaq-100 Index	(27,109,500)	1/21/12	232.5	(238,447)
(2,252)	MINI-Nasdaq-100 Index	(50,670,000)	2/18/12	225.0	(1,998,650)
(2,110)	MINI-Nasdaq-100 Index	(48,002,500)	2/18/12	227.5	(1,561,400)
(627)	S&P 500 Index	(73,672,500)	1/21/12	1,175.0	(5,451,765)
(602)	S&P 500 Index	(72,240,000)	1/21/12	1,200.0	(3,916,010)
(614)	S&P 500 Index	(75,215,000)	1/21/12	1,225.0	(2,759,930)
(608)	S&P 500 Index	(76,000,000)	1/21/12	1,250.0	(1,681,120)
(620)	S&P 500 Index	(74,400,000)	2/18/12	1,200.0	(4,814,300)
(1,321)	S&P 500 Index	(161,822,500)	2/17/12	1,225.0	(7,853,345)
(588)	S&P 500 Index	(72,030,000)	3/17/12	1,225.0	(4,113,060)
(13,873)	Total Call Options Written (premiums received $39,105,309)	$(807,698,000)			$(35,924,010)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

  (4)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  Other Assets Less Liabilities includes the Value of derivative instruments as noted in Investments in Derivatives at December 31, 2011.

  (6)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (7)  The Fund may designate up to 100% of its common stock investments to cover outstanding call options written.

  (8)  For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  N/R  Not rated.

  ADR  American Depositary Receipt.

    See accompanying notes to financial statements.

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund

Portfolio of INVESTMENTS

  December 31, 2011

Shares	Description (1)	Value
	Common Stocks – 98.7% (7)
	Aerospace & Defense – 1.4%
19,238	Boeing Company	$1,411,107
32,685	Honeywell International Inc.	1,776,430
23,488	United Technologies Corporation	1,716,738
	Total Aerospace & Defense	4,904,275
	Air Freight & Logistics – 0.5%
21,594	United Parcel Service, Inc., Class B	1,580,465
	Airlines – 0.3%
5,693	Delta Air Lines, Inc., (2)	46,056
27,885	Lan Airlines S.A., Sponsored ADR	648,047
26,363	Southwest Airlines Co.	225,667
	Total Airlines	919,770
	Auto Components – 0.5%
10,102	American Axle and Manufacturing Holdings Inc., (2)	99,909
28,366	Cooper Tire & Rubber	397,408
35,760	Gentex Corporation	1,058,138
	Total Auto Components	1,555,455
	Automobiles – 0.4%
71,118	Ford Motor Company	765,230
14,597	Harley-Davidson, Inc.	567,385
	Total Automobiles	1,332,615
	Beverages – 1.4%
42,206	Coca-Cola Company	2,953,154
26,928	PepsiCo, Inc.	1,786,673
	Total Beverages	4,739,827
	Biotechnology – 2.6%
69,098	Amgen Inc.	4,436,783
66,034	Celgene Corporation, (2)	4,463,898
	Total Biotechnology	8,900,681
	Capital Markets – 0.7%
34,959	Bank of New York Company, Inc.	696,034
62,652	Charles Schwab Corporation	705,462
49,137	Morgan Stanley	743,443
17,346	Waddell & Reed Financial, Inc., Class A	429,660
	Total Capital Markets	2,574,599

Nuveen Investments

Shares	Description (1)	Value
	Chemicals – 1.2%
49,601	Dow Chemical Company	$1,426,525
40,027	E.I. Du Pont de Nemours and Company	1,832,436
10,514	Monsanto Company	736,716
	Total Chemicals	3,995,677
	Commercial Banks – 1.5%
9,487	Toronto-Dominion Bank	709,722
65,040	U.S. Bancorp	1,759,332
95,980	Wells Fargo & Company	2,645,209
	Total Commercial Banks	5,114,263
	Commercial Services & Supplies – 0.2%
13,828	Deluxe Corporation	314,725
26,895	R.R. Donnelley & Sons Company	388,095
	Total Commercial Services & Supplies	702,820
	Communications Equipment – 5.0%
6,820	Aviat Networks Inc., (2)	12,481
399,665	Cisco Systems, Inc.	7,225,943
17,501	Harris Corporation	630,736
168,786	QUALCOMM, Inc.	9,232,594
	Total Communications Equipment	17,101,754
	Computers & Peripherals – 11.1%
88,843	Apple, Inc., (2)	35,981,413
54,919	EMC Corporation, (2)	1,182,955
27,257	Hewlett-Packard Company	702,140
	Total Computers & Peripherals	37,866,508
	Consumer Finance – 0.5%
29,174	American Express Company	1,376,138
27,215	SLM Corporation	364,681
	Total Consumer Finance	1,740,819
	Containers & Packaging – 0.2%
19,780	Packaging Corp. of America	499,247
4,824	Sonoco Products Company	158,999
	Total Containers & Packaging	658,246
	Distributors – 0.1%
3,449	Genuine Parts Company	211,079
	Diversified Consumer Services – 0.1%
4,119	ITT Educational Services, Inc., (2)	234,330
21,475	Service Corporation International	228,709
	Total Diversified Consumer Services	463,039
	Diversified Financial Services – 0.9%
3,100	Bank of America Corporation	17,236
56,549	Citigroup Inc.	1,487,804
3,847	CME Group, Inc.	937,398
13,902	Moody's Corporation	468,219
	Total Diversified Financial Services	2,910,657

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Diversified Telecommunication Services – 2.2%
144,669	AT&T Inc.	$4,374,791
20,606	Chunghwa Telecom Co., Ltd, Sponsored ADR	685,768
1	Frontier Communications Corporation	5
65,077	Verizon Communications Inc.	2,610,889
	Total Diversified Telecommunication Services	7,671,453
	Electric Utilities – 1.3%
93,478	Duke Energy Corporation	2,056,516
48,358	Great Plains Energy Incorporated	1,053,237
28,722	Pinnacle West Capital Corporation	1,383,826
	Total Electric Utilities	4,493,579
	Electrical Equipment – 1.6%
15,491	Cooper Industries Inc.	838,838
33,415	Emerson Electric Company	1,556,805
11,238	Hubbell Incorporated, Class B	751,373
15,244	Rockwell Automation, Inc.	1,118,452
13,012	Roper Industries Inc.	1,130,352
	Total Electrical Equipment	5,395,820
	Electronic Equipment & Instruments – 0.6%
25,502	Amphenol Corporation, Class A	1,157,536
58,160	Corning Incorporated	754,917
	Total Electronic Equipment & Instruments	1,912,453
	Energy Equipment & Services – 1.3%
26,765	Cameron International Corporation, (2)	1,316,570
9,396	Diamond Offshore Drilling, Inc.	519,223
33,334	Halliburton Company	1,150,356
19,559	Schlumberger Limited	1,336,075
	Total Energy Equipment & Services	4,322,224
	Food & Staples Retailing – 1.7%
39,630	CVS Caremark Corporation	1,616,111
27,808	Kroger Co.	673,510
28,483	Walgreen Co.	941,648
42,031	Wal-Mart Stores, Inc.	2,511,773
	Total Food & Staples Retailing	5,743,042
	Food Products – 0.9%
8,233	Archer-Daniels-Midland Company	235,464
47,590	Kraft Foods Inc., Class A	1,777,962
63,041	Sara Lee Corporation	1,192,736
	Total Food Products	3,206,162
	Gas Utilities – 0.5%
21,576	AGL Resources Inc.	911,802
26,900	Piedmont Natural Gas Company	914,062
	Total Gas Utilities	1,825,864
	Health Care Equipment & Supplies – 0.8%
16,835	Baxter International, Inc.	832,996
9,327	CareFusion Corporation, (2)	236,999
4,652	Covidien PLC	209,387
12,334	Hill Rom Holdings Inc.	415,532
7,766	Medtronic, Inc.	297,050

Nuveen Investments

Shares	Description (1)	Value
	Health Care Equipment & Supplies (continued)
11,540	Saint Jude Medical Inc.	$395,822
8,617	Zimmer Holdings, Inc.	460,320
	Total Health Care Equipment & Supplies	2,848,106
	Health Care Providers & Services – 1.8%
13,759	Brookdale Senior Living Inc., (2)	239,269
23,480	Cardinal Health, Inc.	953,523
25,434	Lincare Holdings	653,908
26,068	Medco Health Solutions, Inc., (2)	1,457,201
11,450	Omnicare, Inc.	394,453
48,700	Tenet Healthcare Corporation, (2)	249,831
15,892	UnitedHealth Group Incorporated	805,407
20,106	Universal Health Services, Inc., Class B	781,319
8,528	Wellpoint Inc.	564,980
	Total Health Care Providers & Services	6,099,891
	Hotels, Restaurants & Leisure – 2.2%
23,855	Carnival Corporation	778,627
21,506	International Game Technology	369,903
33,523	McDonald's Corporation	3,363,363
30,422	Starwood Hotels & Resorts Worldwide, Inc.	1,459,343
19,573	Tim Hortons Inc.	947,725
84,855	Wendy's Company	454,823
	Total Hotels, Restaurants & Leisure	7,373,784
	Household Durables – 0.3%
20,768	KB Home	139,561
36,936	Newell Rubbermaid Inc.	596,516
7,376	Whirlpool Corporation	349,991
	Total Household Durables	1,086,068
	Household Products – 0.7%
37,083	Procter & Gamble Company	2,473,807
	Industrial Conglomerates – 0.8%
9,297	3M Co.	759,844
12,006	Danaher Corporation	564,762
72,788	General Electric Company	1,303,633
	Total Industrial Conglomerates	2,628,239
	Insurance – 1.8%
32,871	AFLAC Incorporated	1,421,999
3,318	Arch Capital Group Limited, (2)	123,529
26,516	Fidelity National Title Group Inc., Class A	422,400
34,143	Marsh & McLennan Companies, Inc.	1,079,602
28,726	Prudential Financial, Inc.	1,439,747
28,459	Travelers Companies, Inc.	1,683,919
	Total Insurance	6,171,196
	Internet & Catalog Retail – 2.1%
39,592	Amazon.com, Inc., (2)	6,853,375
10,391	HSN, Inc.	376,778
	Total Internet & Catalog Retail	7,230,153

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Internet Software & Services – 6.6%
34,071	Akamai Technologies, Inc., (2)	$1,099,812
2,017	AOL Inc., (2)	30,457
19,115	Baidu.com, Inc., Sponsored ADR, (2)	2,226,324
128,790	eBay Inc., (2)	3,906,201
21,813	Google Inc., Class A, (2)	14,089,017
20,300	IAC/InterActiveCorp.	864,780
26,927	Yahoo! Inc., (2)	434,333
	Total Internet Software & Services	22,650,924
	IT Services – 3.6%
62,894	Automatic Data Processing, Inc.	3,396,905
23,280	Fidelity National Information Services	619,015
8,158	Global Payments Inc.	386,526
24,947	Infosys Technologies Limited, Sponsored ADR	1,281,777
19,762	International Business Machines Corporation (IBM)	3,633,837
12,871	Lender Processing Services Inc.	193,966
63,148	Paychex, Inc.	1,901,386
8,257	Visa Inc.	838,333
	Total IT Services	12,251,745
	Life Sciences Tools & Services – 0.2%
15,384	Agilent Technologies, Inc., (2)	537,363
	Machinery – 1.8%
26,092	Caterpillar Inc.	2,363,935
13,961	Deere & Company	1,079,883
22,173	Eaton Corporation	965,191
22,531	Graco Inc.	921,293
16,187	SPX Corporation	975,590
	Total Machinery	6,305,892
	Media – 3.5%
23,415	CBS Corporation, Class B	635,483
167,768	Comcast Corporation, Special Class A	3,952,614
76,433	DIRECTV Group, Inc., (2)	3,268,275
2,751	Liberty Media Corporation, Liberty Capital Class A Tracking Stock, (2)	214,716
51,552	News Corporation, Class B	937,215
20,124	Omnicom Group, Inc.	897,128
6,780	Time Warner Cable, Class A	431,005
9,864	Time Warner Inc.	356,485
36,801	Walt Disney Company	1,380,038
	Total Media	12,072,959
	Metals & Mining – 0.5%
8,735	AngloGold Ashanti Limited, Sponsored ADR	370,801
54,923	Companhia Siderurgica Nacional S.A., Sponsored ADR	449,270
27,600	Southern Copper Corporation	832,968
	Total Metals & Mining	1,653,039
	Multiline Retail – 0.9%
10,865	Family Dollar Stores, Inc.	626,476
10,883	J.C. Penney Company, Inc.	382,537
4,511	Kohl's Corporation	222,618
30,719	Macy's, Inc.	988,537
16,535	Target Corporation	846,923
	Total Multiline Retail	3,067,091

Nuveen Investments

Shares	Description (1)	Value
	Multi-Utilities – 0.8%
21,316	Integrys Energy Group, Inc.	$1,154,901
25,517	OGE Energy Corp.	1,447,069
	Total Multi-Utilities	2,601,970
	Oil, Gas, & Consumable Fuels – 5.5%
54,479	Chevron Corporation	5,796,566
53,583	ConocoPhillips	3,904,593
101,449	Exxon Mobil Corporation	8,598,817
5,224	Royal Dutch Shell PLC, Class A, Sponsored ADR	381,822
	Total Oil, Gas, & Consumable Fuels	18,681,798
	Paper & Forest Products – 0.2%
21,984	International Paper Company	650,726
	Pharmaceuticals – 4.5%
42,756	Abbott Laboratories	2,404,170
13,538	Allergan, Inc.	1,187,824
69,669	Bristol-Myers Squibb Company	2,455,136
6,329	Eli Lilly and Company	263,033
19,598	Forest Laboratories, Inc., (2)	593,035
8,993	GlaxoSmithKline PLC, Sponsored ADR	410,351
46,803	Johnson & Johnson	3,069,341
94,172	Merck & Company Inc.	3,550,284
6,190	Novartis AG, Sponsored ADR	353,882
41,298	Pfizer Inc.	893,689
	Total Pharmaceuticals	15,180,745
	Professional Services – 0.4%
18,950	Manpower Inc.	677,463
30,314	Robert Half International Inc.	862,736
	Total Professional Services	1,540,199
	Real Estate Investment Trust – 0.9%
18,413	Apartment Investment & Management Company, Class A	421,842
28,958	CubeSmart	308,113
4,590	Developers Diversified Realty Corporation	55,860
40,126	Senior Housing Properties Trust	900,427
25,511	Ventas Inc.	1,406,421
	Total Real Estate Investment Trust	3,092,663
	Semiconductors & Equipment – 5.9%
54,140	Advanced Micro Devices, Inc., (2)	292,356
55,645	Altera Corporation	2,064,430
25,698	Analog Devices, Inc.	919,474
96,224	Applied Materials, Inc.	1,030,559
93,518	Atmel Corporation, (2)	757,496
52,087	Broadcom Corporation, Class A, (2)	1,529,274
4,697	Cree, Inc., (2)	103,522
1,090	Cymer, Inc., (2)	54,238
11,761	Cypress Semiconductor Corporation, (2)	198,643
28,948	Fairchild Semiconductor International Inc., Class A, (2)	348,534
17,789	Integrated Device Technology, Inc., (2)	97,128
363,454	Intel Corporation	8,813,760
2,596	Intersil Holding Corporation, Class A	27,102
45,919	Linear Technology Corporation	1,378,948
35,700	LSI Logic Corporation, (2)	212,415
5,819	MEMC Electronic Materials, (2)	22,927

Nuveen Investments

JLA

Nuveen Equity Premium Advantage Fund (continued)

Portfolio of INVESTMENTS December 31, 2011

Shares	Description (1)	Value
	Semiconductors & Equipment (continued)
4,888	Novellus Systems, Inc., (2)	$201,826
87,497	NVIDIA Corporation, (2)	1,212,708
26,885	Taiwan Semiconductor Manufacturing Company Ltd., Sponsored ADR	347,085
13,542	Texas Instruments Incorporated	394,208
	Total Semiconductors & Equipment	20,006,633
	Software – 9.9%
171,474	Activision Blizzard Inc.	2,112,560
67,370	Adobe Systems Incorporated, (2)	1,904,550
43,406	Autodesk, Inc., (2)	1,316,504
65,185	CA Inc.	1,317,715
33,659	Cadence Design Systems, Inc., (2)	350,054
654,920	Microsoft Corporation	17,001,723
372,244	Oracle Corporation	9,548,059
2,118	SAP AG, Sponsored ADR	112,148
	Total Software	33,663,313
	Specialty Retail – 2.2%
16,694	Best Buy Co., Inc.	390,139
18,012	Gap, Inc.	334,123
47,264	Home Depot, Inc.	1,986,979
32,217	Limited Brands, Inc.	1,299,956
51,273	Lowe's Companies, Inc.	1,301,309
814	Orchard Supply Hardware Stores Corporation, (2), (3), (8)	1,970
18,563	TJX Companies, Inc.	1,198,242
35,381	Urban Outfitters, Inc., (2)	975,100
	Total Specialty Retail	7,487,818
	Textiles Apparel & Luxury Goods – 0.3%
15,790	Coach, Inc.	963,822
	Thrifts & Mortgage Finance – 0.0%
1,712	Tree.com Inc., (2)	9,570
	Tobacco – 1.3%
51,573	Altria Group, Inc.	1,529,139
35,651	Philip Morris International	2,797,890
	Total Tobacco	4,327,029
	Wireless Telecommunication Services – 0.5%
9,319	Crown Castle International Corporation, (2)	417,491
45,343	Vodafone Group PLC, Sponsored ADR	1,270,964
	Total Wireless Telecommunication Services	1,688,455
	Total Common Stocks (cost $238,412,861)	336,188,144

Shares	Description (1)	Coupon	Ratings (4)	Value
	Preferred Stocks – 0.0%
	Specialty Retail – 0.0%
814	Orchard Supply Hardware Stores Corporation, Series A, (2), (3), (8)	0.000%	N/R	$1,970
	Total Preferred Stocks (cost $5,252)			1,970

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 4.9%
$16,764	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $16,764,423, collateralized by $14,665,000 U.S. Treasury Notes, 3.750%, due 11/15/18, value $17,103,056	0.010%	1/03/12	$16,764,404
	Total Short-Term Investments (cost $16,764,404)			16,764,404
	Total Investments (cost $255,182,517) – 103.6%			352,954,518
	Other Assets Less Liabilities – (3.6)% (5)			(12,425,868)
	Net Assets – 100%			$340,528,650

Investments in Derivatives at December 31, 2011

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (6)	Expiration Date	Strike Price	Value
	Call Options Written – (3.6)%
(958)	MINI-Nasdaq-100 Index	$(21,555,000)	1/21/12	$225.0	$(577,195)
(921)	MINI-Nasdaq-100 Index	(20,952,750)	1/21/12	227.5	(409,845)
(922)	MINI-Nasdaq-100 Index	(21,206,000)	1/21/12	230.0	(288,125)
(958)	MINI-Nasdaq-100 Index	(22,273,500)	1/21/12	232.5	(195,911)
(1,840)	MINI-Nasdaq-100 Index	(41,400,000)	2/18/12	225.0	(1,633,000)
(1,748)	MINI-Nasdaq-100 Index	(39,767,000)	2/18/12	227.5	(1,293,520)
(162)	S&P 500 Index	(19,035,000)	1/21/12	1,175.0	(1,408,590)
(160)	S&P 500 Index	(19,200,000)	1/21/12	1,200.0	(1,040,800)
(161)	S&P 500 Index	(19,722,500)	1/21/12	1,225.0	(723,695)
(159)	S&P 500 Index	(19,875,000)	1/21/12	1,250.0	(439,635)
(151)	S&P 500 Index	(18,120,000)	2/18/12	1,200.0	(1,172,515)
(343)	S&P 500 Index	(42,017,500)	2/18/12	1,225.0	(2,039,135)
(166)	S&P 500 Index	(20,335,000)	3/17/12	1,225.0	(1,161,170)
(8,649)	Total Call Options Written (premiums received $14,772,216)	$(325,459,250)			$(12,383,136)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

  (4)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  Other Assets Less Liabilities includes the Value of derivative instruments as noted in Investments in Derivatives at December 31, 2011.

  (6)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (7)  The Fund may designate up to 100% of its common stock investments to cover outstanding call options written.

  (8)  For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  N/R  Not rated.

  ADR  American Depositary Receipt.

    See accompanying notes to financial statements.

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund

Portfolio of Investments

  December 31, 2011

Shares	Description (1)	Value
	Common Stocks – 99.0% (5)
	Aerospace & Defense – 2.7%
22,589	Boeing Company	$1,656,903
5,209	Goodrich Corporation	644,353
26,777	Honeywell International Inc.	1,455,330
14,434	Raytheon Company	698,317
22,344	United Technologies Corporation	1,633,123
	Total Aerospace & Defense	6,088,026
	Air Freight & Logistics – 1.0%
29,593	United Parcel Service, Inc., Class B	2,165,912
	Airlines – 0.1%
13,335	Lan Airlines S.A., Sponsored ADR	309,905
	Auto Components – 0.1%
9,310	Cooper Tire & Rubber	130,433
5,900	Dana Holding Corporation, (2)	71,685
	Total Auto Components	202,118
	Automobiles – 0.4%
92,502	Ford Motor Company	995,322
	Beverages – 2.2%
43,294	Coca-Cola Company	3,029,281
29,903	PepsiCo, Inc.	1,984,064
	Total Beverages	5,013,345
	Biotechnology – 0.8%
11,864	Celgene Corporation, (2)	802,006
20,273	Gilead Sciences, Inc., (2)	829,774
10,546	PDL Biopahrma Inc.	65,385
	Total Biotechnology	1,697,165
	Capital Markets – 1.0%
53,257	Charles Schwab Corporation	599,674
24,627	Federated Investors Inc.	373,099
1,674	Goldman Sachs Group, Inc.	151,380
46,141	Morgan Stanley	698,113
14,786	Waddell & Reed Financial, Inc., Class A	366,249
	Total Capital Markets	2,188,515
	Chemicals – 2.2%
29,838	Dow Chemical Company	858,141
25,969	E.I. Du Pont de Nemours and Company	1,188,861
14,400	Eastman Chemical Company	562,464
11,108	Monsanto Company	778,338
27,935	Olin Corporation	548,923
8,609	PPG Industries, Inc.	718,765
16,530	RPM International, Inc.	405,812
	Total Chemicals	5,061,304

Nuveen Investments

Shares	Description (1)	Value
	Commercial Banks – 2.7%
14,540	Comerica Incorporated	$375,132
12,783	Fifth Third Bancorp.	162,600
11,582	First Horizon National Corporation	92,656
8,574	FirstMerit Corporation	129,725
49,105	Huntington BancShares Inc.	269,586
33,673	Regions Financial Corporation	144,794
59,561	U.S. Bancorp	1,611,125
117,410	Wells Fargo & Company	3,235,820
	Total Commercial Banks	6,021,438
	Commercial Services & Supplies – 0.3%
5,330	Avery Dennison Corporation	152,864
14,872	Deluxe Corporation	338,487
8,400	Kimball International Inc., Class B	42,588
11,117	Standard Register Company	25,903
	Total Commercial Services & Supplies	559,842
	Communications Equipment – 2.4%
125,480	Cisco Systems, Inc.	2,268,678
12,336	Motorola Mobility Holdings Inc., (2)	478,637
14,740	Motorola Solutions Inc.	682,315
36,912	QUALCOMM, Inc.	2,019,086
2,984	Research In Motion Limited, (2)	43,268
	Total Communications Equipment	5,491,984
	Computers & Peripherals – 4.4%
18,716	Apple, Inc., (2)	7,579,979
30,455	Dell Inc., (2)	445,557
57,708	EMC Corporation, (2)	1,243,030
25,651	Hewlett-Packard Company	660,770
	Total Computers & Peripherals	9,929,336
	Consumer Finance – 0.5%
23,649	American Express Company	1,115,523
	Containers & Packaging – 0.2%
19,132	Packaging Corp. of America	482,892
	Distributors – 0.6%
21,089	Genuine Parts Company	1,290,647
	Diversified Consumer Services – 0.1%
5,562	Apollo Group, Inc., (2)	299,625
	Diversified Financial Services – 3.3%
234,799	Bank of America Corporation	1,305,482
57,431	Citigroup Inc.	1,511,010
2,592	CME Group, Inc.	631,593
4,327	Intercontinental Exchange, Inc., (2)	521,620
95,014	JP Morgan Chase & Co.	3,159,216
9,862	New York Stock Exchange Euronext	257,398
	Total Diversified Financial Services	7,386,319

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund (continued)

Portfolio of Investments December 31, 2011

Shares	Description (1)	Value
	Diversified Telecommunication Services – 3.8%
4,000	Alaska Communications Systems Group Inc.	$12,040
152,745	AT&T Inc.	4,619,008
111,815	Frontier Communications Corporation	575,847
85,219	Verizon Communications Inc.	3,418,986
	Total Diversified Telecommunication Services	8,625,881
	Electric Utilities – 1.8%
67,373	Duke Energy Corporation	1,482,206
60,439	Great Plains Energy Incorporated	1,316,361
22,084	Progress Energy, Inc.	1,237,146
	Total Electric Utilities	4,035,713
	Electrical Equipment – 0.9%
5,127	Cooper Industries Inc.	277,627
26,811	Emerson Electric Company	1,249,124
6,854	Rockwell Automation, Inc.	502,878
	Total Electrical Equipment	2,029,629
	Electronic Equipment & Instruments – 0.3%
48,583	Corning Incorporated	630,607
	Energy Equipment & Services – 2.4%
12,531	Baker Hughes Incorporated	609,508
2,246	Carbo Ceramics Inc.	276,999
32,012	Halliburton Company	1,104,734
9,961	National-Oilwell Varco Inc.	677,248
12,997	Noble Corporation	392,769
34,242	Schlumberger Limited	2,339,071
1,869	Tidewater Inc.	92,142
	Total Energy Equipment & Services	5,492,471
	Food & Staples Retailing – 1.9%
28,828	CVS Caremark Corporation	1,175,606
23,426	SUPERVALU INC.	190,219
40,955	Wal-Mart Stores, Inc.	2,447,471
5,987	Whole Foods Market, Inc.	416,575
	Total Food & Staples Retailing	4,229,871
	Food Products – 1.3%
13,960	Archer-Daniels-Midland Company	399,256
33,648	ConAgra Foods, Inc.	888,307
46,877	Kraft Foods Inc.	1,751,325
	Total Food Products	3,038,888
	Gas Utilities – 0.5%
13,578	AGL Resources Inc.	573,806
7,318	ONEOK, Inc.	634,397
	Total Gas Utilities	1,208,203
	Health Care Equipment & Supplies – 0.6%
28,854	Boston Scientific Corporation, (2)	154,080
3,976	Hologic Inc., (2)	69,620
31,998	Medtronic, Inc.	1,223,924
	Total Health Care Equipment & Supplies	1,447,624

Nuveen Investments

Shares	Description (1)	Value
	Health Care Providers & Services – 2.3%
13,746	Aetna Inc.	$579,944
1,637	Brookdale Senior Living Inc., (2)	28,467
19,071	Express Scripts, Inc., (2)	852,283
5,614	Humana Inc.	491,843
3,420	Lincare Holdings	87,928
14,052	Medco Health Solutions, Inc., (2)	785,507
24,649	Tenet Healthcare Corporation, (2)	126,449
28,552	UnitedHealth Group Incorporated	1,447,015
11,994	Wellpoint Inc.	794,603
	Total Health Care Providers & Services	5,194,039
	Hotels, Restaurants & Leisure – 1.5%
9,393	International Game Technology	161,560
24,698	McDonald's Corporation	2,477,950
13,188	MGM Mirage Inc., (2)	137,551
4,557	Tim Hortons Inc.	220,650
43,350	Wendy's Company	232,356
5,749	Wyndham Worldwide Corporation	217,485
	Total Hotels, Restaurants & Leisure	3,447,552
	Household Durables – 0.3%
9,410	KB Home	63,235
7,325	Lennar Corporation, Class A	143,936
16,964	Newell Rubbermaid Inc.	273,969
2,527	Whirlpool Corporation	119,906
	Total Household Durables	601,046
	Household Products – 2.0%
5,228	Colgate-Palmolive Company	483,015
10,147	Kimberly-Clark Corporation	746,413
49,271	Procter & Gamble Company	3,286,868
	Total Household Products	4,516,296
	Industrial Conglomerates – 1.1%
16,204	3M Co.	1,324,353
61,200	General Electric Company	1,096,092
	Total Industrial Conglomerates	2,420,445
	Insurance – 3.2%
21,888	Arthur J. Gallagher & Co.	731,935
23,775	Berkshire Hathaway Inc., Class B, (2)	1,814,033
16,883	Fidelity National Title Group Inc., Class A	268,946
20,130	Genworth Financial Inc., Class A, (2)	131,852
12,560	Kemper Corporation	366,878
30,471	Lincoln National Corporation	591,747
27,710	Marsh & McLennan Companies, Inc.	876,190
16,648	Mercury General Corporation	759,482
17,482	Prudential Financial, Inc.	876,198
14,123	Travelers Companies, Inc.	835,658
	Total Insurance	7,252,919
	Internet & Catalog Retail – 0.7%
8,655	Amazon.com, Inc., (2)	1,498,181

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund (continued)

Portfolio of Investments December 31, 2011

Shares	Description (1)	Value
	Internet Software & Services – 2.4%
6,629	Akamai Technologies, Inc., (2)	$213,984
27,248	eBay Inc., (2)	826,432
5,599	Google Inc., Class A, (2)	3,616,394
22,961	United Online, Inc.	124,908
6,424	VeriSign, Inc., (2)	229,465
27,685	Yahoo! Inc., (2)	446,559
	Total Internet Software & Services	5,457,742
	IT Services – 3.8%
35,404	Automatic Data Processing, Inc.	1,912,170
9,387	Cognizant Technology Solutions Corporation, Class A, (2)	603,678
11,474	Fidelity National Information Services	305,094
25,073	International Business Machines Corporation (IBM)	4,610,423
2,687	Lender Processing Services Inc.	40,493
10,484	Visa Inc.	1,064,441
	Total IT Services	8,536,299
	Leisure Equipment & Products – 0.7%
21,491	Eastman Kodak Company, (2)	13,958
28,842	Mattel, Inc.	800,654
15,596	Polaris Industries Inc.	873,064
	Total Leisure Equipment & Products	1,687,676
	Life Sciences Tools & Services – 0.1%
1,370	Covance, Inc., (2)	62,636
4,213	Life Technologies Corporation, (2)	163,928
	Total Life Sciences Tools & Services	226,564
	Machinery – 2.7%
3,706	Briggs & Stratton Corporation	57,406
15,883	Caterpillar Inc.	1,439,000
7,899	Cummins Inc.	695,270
12,856	Deere & Company	994,412
16,689	Illinois Tool Works, Inc.	779,543
5,351	Pentair, Inc.	178,135
11,866	Snap-on Incorporated	600,657
20,463	Stanley Black & Decker Inc.	1,383,299
	Total Machinery	6,127,722
	Media – 1.9%
12,544	CBS Corporation, Class B	340,444
96,336	Comcast Corporation, Class A	2,284,127
4,566	DIRECTV Group, Inc., (2)	195,242
8,126	Gannett Company Inc.	108,645
5,070	Lamar Advertising Company, (2)	139,425
28,121	New York Times, Class A, (2)	217,375
51,141	Regal Entertainment Group, Class A	610,624
45,144	Sirius XM Radio Inc., (2)	82,162
24,892	World Wrestling Entertainment Inc.	231,993
	Total Media	4,210,037
	Metals & Mining – 0.6%
4,770	Companhia Siderurgica Nacional S.A., Sponsored ADR	39,019
26,872	Freeport-McMoRan Copper & Gold, Inc.	988,621
11,444	Southern Copper Corporation	345,380
3,047	United States Steel Corporation	80,624
	Total Metals & Mining	1,453,644

Nuveen Investments

Shares	Description (1)	Value
	Multiline Retail – 0.7%
10,381	Nordstrom, Inc.	$516,040
20,117	Target Corporation	1,030,393
	Total Multiline Retail	1,546,433
	Multi-Utilities – 2.2%
14,000	Ameren Corporation	463,820
52,946	CenterPoint Energy, Inc.	1,063,685
8,627	Consolidated Edison, Inc.	535,133
24,563	Dominion Resources, Inc.	1,303,804
29,328	Integrys Energy Group, Inc.	1,588,991
	Total Multi-Utilities	4,955,433
	Oil, Gas, & Consumable Fuels – 10.3%
32,095	Chesapeake Energy Corporation	715,398
45,970	Chevron Corporation	4,891,207
21,075	ConocoPhillips	1,535,735
11,317	CONSOL Energy Inc.	415,334
6,936	EOG Resources, Inc.	683,265
106,380	Exxon Mobil Corporation	9,016,766
7,395	Hess Corporation	420,036
20,768	Marathon Oil Corporation	607,879
10,284	Marathon Petroleum Corporation	342,354
22,300	Occidental Petroleum Corporation	2,089,510
25,363	Peabody Energy Corporation	839,769
24,031	Ship Financial International Limited	224,450
17,375	Southwestern Energy Company, (2)	554,958
23,750	StatoilHydro ASA, Sponsored ADR	608,238
18,401	Valero Energy Corporation	387,341
	Total Oil, Gas, & Consumable Fuels	23,332,240
	Personal Products – 0.2%
21,857	Avon Products, Inc.	381,842
	Pharmaceuticals – 7.9%
47,537	Abbott Laboratories	2,673,006
663	AstraZeneca PLC, Sponsored ADR	30,690
69,120	Bristol-Myers Squibb Company	2,435,789
31,416	Eli Lilly and Company	1,305,649
57,590	Johnson & Johnson	3,776,752
81,692	Merck & Company Inc.	3,079,788
196,408	Pfizer Inc.	4,250,269
5,422	Sanofi-Aventis, Sponsored ADR	198,120
	Total Pharmaceuticals	17,750,063
	Real Estate Investment Trust – 2.5%
78,921	Annaly Capital Management Inc.	1,259,579
35,857	Brandywine Realty Trust	340,642
14,334	CubeSmart	152,514
16,606	Hospitality Properties Trust	381,606
54,457	Lexington Corporate Properties Trust	407,883
49,474	Senior Housing Properties Trust	1,110,197
29,878	Ventas Inc.	1,647,174
19,112	Weyerhaeuser Company	356,821
	Total Real Estate Investment Trust	5,656,416
	Road & Rail – 0.6%
13,398	Union Pacific Corporation	1,419,384

Nuveen Investments

JPG

Nuveen Equity Premium and Growth Fund (continued)

Portfolio of Investments December 31, 2011

Shares	Description (1)	Value
	Semiconductors & Equipment – 2.6%
21,031	Analog Devices, Inc.	$752,489
35,188	Applied Materials, Inc.	376,863
959	First Solar Inc., (2)	32,376
121,003	Intel Corporation	2,934,323
19,056	Microchip Technology Incorporated	698,021
19,215	NVIDIA Corporation, (2)	266,320
28,759	Texas Instruments Incorporated	837,174
	Total Semiconductors & Equipment	5,897,566
	Software – 3.6%
16,588	Adobe Systems Incorporated, (2)	468,943
8,286	Autodesk, Inc., (2)	251,314
181,072	Microsoft Corporation	4,700,628
82,095	Oracle Corporation	2,105,737
5,607	Salesforce.com, Inc., (2)	568,886
	Total Software	8,095,508
	Specialty Retail – 3.0%
6,646	Abercrombie & Fitch Co., Class A	324,591
22,224	American Eagle Outfitters, Inc.	339,805
14,239	Best Buy Co., Inc.	332,765
17,720	Gap, Inc.	328,706
44,796	Home Depot, Inc.	1,883,224
22,979	Limited Brands, Inc.	927,203
46,189	Lowe's Companies, Inc.	1,172,277
7,658	Tiffany & Co.	507,419
14,127	TJX Companies, Inc.	911,898
	Total Specialty Retail	6,727,888
	Textiles Apparel & Luxury Goods – 0.6%
10,506	VF Corporation	1,334,157
	Thrifts & Mortgage Finance – 0.3%
57,748	New York Community Bancorp Inc.	714,343
	Tobacco – 2.3%
63,669	Altria Group, Inc.	1,887,786
30,574	Philip Morris International	2,399,448
20,536	Reynolds American Inc.	850,601
	Total Tobacco	5,137,835
	Trading Cos & Distributors – 0.3%
3,200	W.W. Grainger, Inc.	599,008
	Wireless Telecommunication Services – 0.1%
54,217	Sprint Nextel Corporation, (2)	126,868
3,446	Vodafone Group PLC, Sponsored ADR	96,591
	Total Wireless Telecommunication Services	223,459
	Total Common Stocks (cost $196,474,170)	223,439,842

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 4.8%
$10,764	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/11, repurchase price $10,764,387, collateralized by $10,560,000 U.S. Treasury Notes, 1.500%, due 6/30/16, value $10,982,400	0.010%	1/03/12	$10,764,375
	Total Short-Term Investments (cost $10,764,375)			10,764,375
	Total Investments (cost $207,238,545) – 103.8%			234,204,217
	Other Assets Less Liabilities – (3.8)% (3)			(8,539,753)
	Net Assets – 100%			$225,664,464

Investments in Derivatives at December 31, 2011

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (4)	Expiration Date	Strike Price	Value
	Call Options Written – (3.8)%
(174)	S&P 500 Index	$(20,445,000)	1/21/12	$1,175	$(1,512,930)
(178)	S&P 500 Index	(21,360,000)	1/21/12	1,200	(1,157,890)
(177)	S&P 500 Index	(21,682,500)	1/21/12	1,225	(795,615)
(173)	S&P 500 Index	(21,625,000)	1/21/12	1,250	(478,345)
(179)	S&P 500 Index	(21,480,000)	2/18/12	1,200	(1,389,935)
(367)	S&P 500 Index	(44,957,500)	2/18/12	1,225	(2,181,815)
(160)	S&P 500 Index	(19,600,000)	3/17/12	1,225	(1,119,200)
(1,408)	Total Call Options Written (premiums received $8,825,084)	$(171,150,000)			$(8,635,730)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  Other Assets Less Liabilities includes the Value of derivative instruments as noted in Investments in Derivatives at December 31, 2011.

  (4)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (5)  The Fund may designate up to 100% of its common stock investments to cover outstanding call options written.

  ADR  American Depositary Receipt.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

  December 31, 2011

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Assets
Investments, at value (cost $446,817,319, $722,308,618, $255,182,517 and $207,238,545, respectively)	$519,082,081	$894,816,828	$352,954,518	$234,204,217
Cash	5,364	—	—	—
Cash denominated in foreign currencies (cost $—, $2,947, $— and $—, respectively)	—	2,885	—	—
Receivables:
Dividends and interest	923,356	1,285,903	373,825	351,511
Reclaims	1,262	—	145	—
Other assets	41,728	65,087	26,077	16,010
Total assets	520,053,791	896,170,703	353,354,565	234,571,738
Liabilities
Call options written, at value (premiums received $23,565,960, $39,105,309, $14,772,216 and $8,825,084, respectively)	23,419,830	35,924,010	12,383,136	8,635,730
Payable for shares repurchased and retired	—	—	22,865	—
Accrued expenses:
Management fees	337,946	526,964	252,188	163,403
Other	210,681	390,920	167,726	108,141
Total liabilities	23,968,457	36,841,894	12,825,915	8,907,274
Net assets	$496,085,334	$859,328,809	$340,528,650	$225,664,464
Shares outstanding	38,482,635	66,492,444	25,754,811	16,166,379
Net asset value per share outstanding	$12.89	$12.92	$13.22	$13.96
Net assets consist of:
Shares, $.01 par value per share	$384,826	$664,924	$257,548	$161,664
Paid-in surplus	484,026,750	772,680,680	283,809,680	238,991,572
Undistributed (Over-distribution of) net investment income	—	—	—	—
Accumulated net realized gain (loss)	(60,737,134)	(89,706,242)	(43,699,659)	(40,643,798)
Net unrealized appreciation (depreciation)	72,410,892	175,689,447	100,161,081	27,155,026
Net assets	$496,085,334	$859,328,809	$340,528,650	$225,664,464
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

  Year Ended December 31, 2011

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Investment Income
Dividends (net of foreign tax withheld of $13,778, $41,992, $31,827 and $11,555, respectively)	$12,998,901	$19,187,275	$6,276,690	$6,062,868
Interest	2,875	4,434	1,786	879
Total investment income	13,001,776	19,191,709	6,278,476	6,063,747
Expenses
Management fees	4,442,986	7,601,394	3,038,464	1,983,270
Shareholders' servicing agent fees and expenses	981	1,684	433	300
Custodian's fees and expenses	90,516	151,109	77,463	49,737
Trustees' fees and expenses	13,953	24,167	9,538	6,370
Professional fees	29,998	31,982	28,796	28,406
Shareholders' reports — printing and mailing expenses	118,958	199,976	70,452	52,952
Stock exchange listing fees	12,826	22,155	8,918	8,918
Investor relations expense	115,754	199,053	67,160	48,980
Other expenses	67,097	183,974	104,599	44,414
Total expenses before custodian fee credit and expense reimbursement	4,893,069	8,415,494	3,405,823	2,223,347
Custodian fee credit	(542)	(942)	(418)	(200)
Expense reimbursement	(651,198)	(1,287,498)	(148,061)	—
Net expenses	4,241,329	7,127,054	3,257,344	2,223,147
Net investment income (loss)	8,760,447	12,064,655	3,021,132	3,840,600
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	16,618,497	35,216,557	8,482,789	(1,541,071)
Call options written	6,090,806	14,882,498	7,418,649	2,537,159
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,413,092)	(21,844,932)	(1,596,017)	3,980,788
Call options written	4,282,450	8,297,702	3,585,041	1,703,631
Net realized and unrealized gain (loss)	18,578,661	36,551,825	17,890,462	6,680,507
Net increase (decrease) in net assets from operations	$27,339,108	$48,616,480	$20,911,594	$10,521,107

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$8,760,447	$9,954,273	$12,064,655	$11,966,027
Net realized gain (loss) from:
Investments and foreign currency	16,618,497	9,503,305	35,216,557	21,515,009
Call options written	6,090,806	(7,825,685)	14,882,498	(29,954,329)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(8,413,092)	53,153,395	(21,844,932)	93,964,137
Call options written	4,282,450	(6,791,153)	8,297,702	(4,554,496)
Net increase (decrease) in net assets from operations	27,339,108	57,994,135	48,616,480	92,936,348
Distributions to Shareholders
From net investment income	(28,891,374)	(10,215,397)	(68,934,322)	(11,928,197)
Return of capital	(15,989,671)	(37,794,887)	(11,166,014)	(74,396,142)
Decrease in net assets from distributions to shareholders	(44,881,045)	(48,010,284)	(80,100,336)	(86,324,339)
Capital Share Transactions
Cost of shares repurchased or retired	(1,962,247)	—	(704,719)	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	3,117,564	—	6,583,916
Net increase (decrease) in net assets from capital share transactions	(1,962,247)	3,117,564	(704,719)	6,583,916
Net increase (decrease) in net assets	(19,504,184)	13,101,415	(32,188,575)	13,195,925
Net assets at the beginning of period	515,589,518	502,488,103	891,517,384	878,321,459
Net assets at the end of period	$496,085,334	$515,589,518	$859,328,809	$891,517,384
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments

	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Operations
Net investment income (loss)	$3,021,132	$2,772,387	$3,840,600	$3,951,510
Net realized gain (loss) from:
Investments and foreign currency	8,482,789	17,270,754	(1,541,071)	(946,336)
Call options written	7,418,649	(18,924,466)	2,537,159	(3,090,095)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,596,017)	33,445,516	3,980,788	29,743,368
Call options written	3,585,041	1,116,328	1,703,631	(2,481,607)
Net increase (decrease) in net assets from operations	20,911,594	35,680,519	10,521,107	27,176,840
Distributions to Shareholders
From net investment income	(22,520,322)	(2,769,975)	(6,455,660)	(3,953,391)
Return of capital	(8,943,289)	(30,753,623)	(11,765,192)	(14,315,648)
Decrease in net assets from distributions to shareholders	(31,463,611)	(33,523,598)	(18,220,852)	(18,269,039)
Capital Share Transactions
Cost of shares repurchased or retired	(1,350,259)	—	(1,730,753)	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	375,777	—	—
Net increase (decrease) in net assets from capital share transactions	(1,350,259)	375,777	(1,730,753)	—
Net increase (decrease) in net assets	(11,902,276)	2,532,698	(9,430,498)	8,907,801
Net assets at the beginning of period	352,430,926	349,898,228	235,094,962	226,187,161
Net assets at the end of period	$340,528,650	$352,430,926	$225,664,464	$235,094,962
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Return of Capital	Total	Offering Costs		Discount From Shares Repurchased and Retired		Ending Net Asset Value	Ending Market Value
Equity Premium Income (JPZ)
Year Ended 12/31:
2011	$13.34	$.23	$.48	$.71	$(.75)	$—	$(.41)	$(1.16)	$—		$—	*	$12.89	$11.18
2010	13.08	.26	1.25	1.51	(.27)	—	(.98)	(1.25)	—		—		13.34	12.76
2009	12.75	.27	1.35	1.62	(.28)	(.24)	(.77)	(1.29)	—		—	*	13.08	13.00
2008	18.30	.39	(4.41)	(4.02)	(.39)	(1.14)	—	(1.53)	—		—	*	12.75	10.74
2007	18.59	.44	.98	1.42	(.54)	—	(1.17)	(1.71)	—		—		18.30	16.41
Equity Premium Opportunity (JSN)
Year Ended 12/31:
2011	13.39	.18	.55	.73	(1.03)	—	(.17)	(1.20)	—		—	*	12.92	11.42
2010	13.30	.18	1.21	1.39	(.18)	—	(1.12)	(1.30)	—		—		13.39	12.88
2009	12.69	.21	1.73	1.94	(.22)	—	(1.12)	(1.34)	—		.01		13.30	13.20
2008	18.60	.30	(4.62)	(4.32)	(.62)	(.97)	—	(1.59)	—		—	*	12.69	10.68
2007	18.36	.36	1.66	2.02	(.35)	—	(1.43)	(1.78)	—		—		18.60	16.34
Equity Premium Advantage (JLA)
Year Ended 12/31:
2011	13.62	.12	.70	.82	(.87)	—	(.35)	(1.22)	—		—	*	13.22	11.46
2010	13.54	.11	1.27	1.38	(.11)	—	(1.19)	(1.30)	—		—		13.62	12.90
2009	12.47	.13	2.25	2.38	(.14)	—	(1.18)	(1.32)	—		.01		13.54	13.07
2008	18.57	.17	(4.67)	(4.50)	(.92)	(.69)	—	(1.61)	—		.01		12.47	10.34
2007	18.35	.22	1.82	2.04	(.21)	—	(1.61)	(1.82)	—		—		18.57	16.45
Equity Premium and Growth (JPG)
Year Ended 12/31:
2011	14.41	.24	.42	.66	(.40)	—	(.72)	(1.12)	—		.01		13.96	12.07
2010	13.87	.24	1.42	1.66	(.24)	—	(.88)	(1.12)	—		—		14.41	13.85
2009	13.17	.26	1.55	1.81	(.27)	(.21)	(.64)	(1.12)	—		.01		13.87	13.09
2008	19.31	.36	(5.02)	(4.66)	(.40)	(1.09)	—	(1.49)	—		.01		13.17	10.77
2007	19.60	.68	.65	1.33	(.79)	—	(.83)	(1.62)	—	*	—		19.31	17.13

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Before Reimbursement		Ratios to Average Net Assets After Reimbursement(c)
	Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate
Equity Premium Income (JPZ)
Year Ended 12/31:
2011	(3.41)%	5.63%	$496,085	.97%	1.60%	.84%	1.73%	4%
2010	8.10	12.22	515,590	.98	1.78	.77	1.99	3
2009	35.46	13.74	502,488	.99	1.93	.71	2.21	9
2008	(26.73)	(23.27)	491,706	.97	2.08	.67	2.39	6
2007	(6.07)	7.80	707,933	.95	2.05	.65	2.35	7
Equity Premium Opportunity (JSN)
Year Ended 12/31:
2011	(2.02)%	5.78%	859,329	.96	1.23	.81	1.38	4%
2010	7.85	11.17	891,517	.97	1.15	.75	1.37	3
2009	38.49	16.39	878,321	.98	1.35	.68	1.65	4
2008	(26.64)	(24.65)	841,579	.96	1.52	.66	1.82	8
2007	(3.03)	11.35	1,237,527	.94	1.62	.64	1.93	4
Equity Premium Advantage (JLA)
Year Ended 12/31:
2011	(1.82)%	6.35%	340,529	.98	.83	.94	.87	14%
2010	8.95	10.83	352,431	1.00	.66	.85	.80	5
2009	41.37	20.21	349,898	1.01	.82	.81	1.02	10
2008	(29.22)	(25.63)	323,971	.99	.88	.79	1.08	12
2007	(5.15)	11.50	484,998	.98	.99	.78	1.19	3
Equity Premium and Growth (JPG)
Year Ended 12/31:
2011	(4.88)%	4.89%	225,664	.96	1.66	N/A	N/A	4%
2010	14.90	12.60	235,095	.98	1.75	N/A	N/A	3
2009	33.63	14.77	226,187	.98	1.99	N/A	N/A	6
2008	(30.09)	(25.38)	216,044	.96	2.13	N/A	N/A	12
2007	(3.55)	6.86	319,300	.95	3.40	N/A	N/A	26

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable. As of May 31, 2011, the Advisor is no longer reimbursing Equity Premium Advantage (JLA) for any fees or expenses.

N/A  Fund does not have a contractual reimbursement with the Adviser.

*  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding NYSE Amex symbols are Nuveen Equity Premium Income Fund (JPZ), Nuveen Equity Premium Opportunity Fund (JSN), Nuveen Equity Premium Advantage Fund (JLA) and Nuveen Equity Premium and Growth Fund (JPG) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Equity Premium Income's (JPZ) investment objective is to provide a high level of current income and gains. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the Standard & Poor's ("S&P") 500 Stock Index. The Fund also uses an index option strategy of selling index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium Opportunity's (JSN) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of a 75% / 25% combination of the S&P 500 Stock Index and the NASDAQ-100 Stock Index, respectively. The Fund also uses an index option strategy of selling S&P 500 and NASDAQ Index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium Advantage's (JLA) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of a 50% / 50% combination of the S&P 500 Stock Index and the NASDAQ-100 Stock Index, respectively. The Fund also uses an index option strategy of selling S&P 500 and NASDAQ Index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

Equity Premium and Growth's (JPG) primary investment objective is to provide a high level of current income and gains from net index option premiums. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500 Stock Index. The Fund also uses an index option strategy of selling index call options covering approximately 80% of the value of the Fund's equity portfolio in seeking to moderate the volatility of returns relative to an all equity portfolio.

Effective January 1, 2011, Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen") changed its name to Nuveen Fund Advisors, Inc.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Funds that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange

Nuveen Investments

rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange ("NYSE"), which generally represents a transfer from a Level 1 to a Level 2 security.

Index options are valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 Eastern Time (ET), which is different from the normal 4:00 ET close of the NYSE (the time of day as of which each Fund's NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Fund's Board of Trustees or its designee will determine a value for the options. Any such valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances. Index options are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies ("RICs"). In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will reduce net asset value per share. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2011 and December 31, 2010, are reflected in the accompanying financial statements.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Net realized gain (loss) from investments and foreign currency," on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency," on the Statement of Operations, when applicable.

Options Transactions

Each Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options in an attempt to manage such risk. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call options written" on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call options written " on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Nuveen Investments

During the fiscal year ended December 31, 2011, each Fund wrote call options on a broad equity index, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of call options written during the fiscal year ended December 31, 2011, for each Fund was as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Average notional amount of call options written*	$(482,500,800)	$(840,444,800)	$(332,519,100)	$(177,895,100)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5 — Investment Transactions for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of December 31, 2011:

Equity Premium Income (JPZ)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$486,904,336	$—	$881	$486,905,217
Preferred Stocks	—	—	881	881
Short-Term Investments	—	32,175,983	—	32,175,983
Derivatives:
Call Options Written	(23,419,830)	—	—	(23,419,830)
Total	$463,484,506	$32,175,983	$1,762	$495,662,251
Equity Premium Opportunity (JSN)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$840,406,818	$—	$3,887	$840,410,705
Preferred Stocks	—	—	3,887	3,887
Short-Term Investments	—	54,402,236	—	54,402,236
Derivatives:
Call Options Written	(35,924,010)	—	—	(35,924,010)
Total	$804,482,808	$54,402,236	$7,774	$858,892,818
Equity Premium Advantage (JLA)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$336,186,174	$—	$1,970	$336,188,144
Preferred Stocks	—	—	1,970	1,970
Short-Term Investments	—	16,764,404	—	16,764,404
Derivatives:
Call Options Written	(12,383,136)	—	—	(12,383,136)
Total	$323,803,038	$16,764,404	$3,940	$340,571,382
Equity Premium and Growth (JPG)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$223,439,842	$—	$—	$223,439,842
Short-Term Investments	—	10,764,375	—	10,764,375
Derivatives:
Call Options Written	(8,635,730)	—	—	(8,635,730)
Total	$214,804,112	$10,764,375	$—	$225,568,487

Nuveen Investments

The following is a reconciliation of the following Fund's Level 3 investments held at the beginning and end of the measurement period:

Equity Premium Income (JPZ)	Level 3 Common Stocks	Level 3 Preferred Stocks	Level 3 Total
Balance at the beginning of period	$—	$—	$—
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	(2,300)	(2,300)	(4,600)
Purchases at cost	3,181	3,181	6,362
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	—	—	—
Balance at the end of period	$881	$881	$1,762
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of December 31, 2011	$(2,300)	$(2,300)	$(4,600)
Equity Premium Opportunity (JSN)	Level 3 Common Stocks	Level 3 Preferred Stocks	Level 3 Total
Balance at the beginning of period	$—	$—	$—
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	(9,134)	(9,134)	(18,268)
Purchases at cost	13,021	13,021	26,042
Sales at proceeds	—	—	—
Net discounts (premiums)	—	—	—
Transfers in to	—	—	—
Transfers out of	—	—	—
Balance at the end of period	$3,887	$3,887	$7,774
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of December 31, 2011	$(9,134)	$(9,134)	$(18,268)
Equity Premium Advantage (JLA)	Level 3 Common Stocks	Level 3 Preferred Stocks	Level 3 Total
Balance at the beginning of period	$—	$—	$—
Gains (losses):
Net realized gains (losses)	—	—	—
Net change in unrealized appreciation (depreciation)	(3,281)	(3,281)	(6,562)
Purchases at cost	5,251	5,251	10,502
Sales at proceeds	—	—	—
Net discounts (premiums)			—
Transfers in to			—
Transfers out of			—
Balance at the end of period	$1,970	$1,970	$3,940
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of December 31, 2011	$(3,281)	$(3,281)	$(6,562)

During the fiscal year ended December 31, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The following tables present the fair value of all derivative instruments held by the Funds as of December 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Equity Premium Income (JPZ)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$23,419,830

Equity Premium Opportunity (JSN)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$35,924,010

Equity Premium Advantage (JLA)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$12,383,136

Equity Premium and Growth (JPG)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	—	$—	Call options written, at value	$8,635,730

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Risk Exposure
Equity Price	$6,090,806	$14,882,498	$7,418,649	$2,537,159
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Risk Exposure
Equity Price	$4,282,450	$8,297,702	$3,585,041	$1,703,631

Nuveen Investments

4. Fund Shares

Transactions in shares were as follows:

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Shares issued to shareholders due to reinvestment of distributions	—	243,124	—	500,507
Shares repurchased and retired	(178,376)	—	(66,600)	—
Weighted average:
Price per share repurchased and retired	$10.98	—	$10.56	—
Discount per share repurchased and retired	13.69%	—	15.38%	—
	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/11	Year Ended 12/31/10
Shares issued to shareholders due to reinvestment of distributions	—	27,509	—	—
Shares repurchased and retired	(119,189)	—	(145,263)	—
Weighted average:
Price per share repurchased and retired	$11.31	—	$11.89	—
Discount per share repurchased and retired	13.39%	—	13.56%	—

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2011, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Purchases	$17,715,491	$38,256,803	$46,552,209	$8,466,066
Sales	56,905,086	104,755,981	65,982,557	23,047,364

Transactions in call options written during the fiscal year ended December 31, 2011, were as follows:

	Equity Premium Income (JPZ)		Equity Premium Opportunity (JSN)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of period	4,084	$15,172,360	10,814	$28,230,630
Options written	34,085	137,458,738	123,848	245,821,748
Options terminated in closing purchase transactions	(34,369)	(129,065,138)	(119,465)	(234,015,754)
Options expired	—	—	(1,324)	(931,315)
Outstanding, end of period	3,800	$23,565,960	13,873	$39,105,309
	Equity Premium Advantage (JLA)		Equity Premium and Growth (JPG)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of period	6,083	$11,764,119	1,501	$5,575,988
Options written	74,449	99,213,577	12,522	50,637,659
Options terminated in closing purchase transactions	(70,900)	(95,500,512)	(12,615)	(47,388,563)
Options expired	(983)	(704,968)	—	—
Outstanding, end of period	8,649	$14,772,216	1,408	$8,825,084

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on option contracts. To the

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Cost of investments	$447,060,332	$722,393,863	$255,165,398	$207,221,444
Gross unrealized:
Appreciation	$136,261,760	$237,312,998	$102,800,710	$52,685,046
Depreciation	(64,240,011)	(64,890,033)	(5,011,590)	(25,702,273)
Net unrealized appreciation (depreciation) of investments	$72,021,749	$172,422,965	$97,789,120	$26,982,773

Permanent differences, primarily due to Real Estate Investment Trust (REIT) adjustments, return of capital distributions and tax basis earnings and profit adjustments resulted in reclassifications among the Funds' components of net assets at December 31, 2011, the Funds' tax year-end, as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Paid-in surplus	$(20,215,038)	$(56,976,889)	$(19,536,329)	$(2,660,546)
Undistributed (Over-distribution) of net investment income	20,130,927	56,869,667	19,499,190	2,615,060
Accumulated net realized gain (loss)	84,111	107,222	37,139	45,486

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Funds' tax year end, were as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Undistributed net ordinary income	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

The tax character of distributions paid during the Funds' tax years ended December 31, 2011 and December 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Distributions from net ordinary income *	$28,891,374	$68,934,322	$22,520,322	$6,455,660
Distributions from net long-term capital gains	—	—	—	—
Return of capital	15,989,671	11,166,014	8,943,289	11,765,192

Nuveen Investments

2010	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Distributions from net ordinary income *	$10,215,397	$11,928,197	$2,769,975	$3,953,391
Distributions from net long-term capital gains	—	—	—	—
Return of capital	37,794,887	74,396,142	30,753,623	14,315,648

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributed to realized gains.

At December 31, 2011, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Expiration:
December 31, 2017	$55,219,862	$47,988,639	$26,956,858	$30,503,738
December 31, 2018	4,958,903	38,327,754	14,352,958	7,655,485
Total	$60,178,765	$86,316,393	$41,309,816	$38,159,223

During the Funds' tax year ended December 31, 2011, the following Funds utilized their capital loss carryforwards as follows:

	Equity Premium Income (JPZ)	Equity Premium Opportunity (JSN)	Equity Premium Advantage (JLA)	Equity Premium and Growth (JPG)
Utilized capital loss carryforwards	$20,223,084	$56,964,259	$19,523,618	$2,667,174

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by fiscal year RICs during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which RICs might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds' tax year ended December 31, 2011, there were no post-enactment capital losses generated by any of the Funds.

The following Fund has elected to defer losses incurred from November 1, 2011 through December 31, 2011, the Fund's tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Equity Premium and Growth (JPG)
Post-October capital losses	$2,273,890
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Equity Premium Income (JPZ) Equity Premium Opportunity (JSN) Equity Premium Advantage (JLA) Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000
Average Daily Managed Assets*	Equity Premium and Growth (JPG) Fund-Level Fee Rate
For the first $500 million	.6800%
For the next $500 million	.6550
For the next $500 million	.6300
For the next $500 million	.6050
For managed assets over $2 billion	.5800

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2011, the complex-level fee rate for each of these Funds was .1767%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC ("Gateway"), under which Gateway manages the investment portfolios of the Funds. Gateway is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual

Nuveen Investments

compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of Equity Premium Income's (JPZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending October 31,			Year Ending October 31,
2004	*	.30%	2009	.30%
2005		.30	2010	.22
2006		.30	2011	.14
2007		.30	2012	.07
2008		.30

*  From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Income (JPZ) for any portion of its fees and expenses beyond October 31, 2012.

For the first eight years of Equity Premium Opportunity's (JSN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending January 31,			Year Ending January 31,
2005	*	.30%	2010	.30%
2006		.30	2011	.22
2007		.30	2012	.14
2008		.30	2013	.07
2009		.30

*  From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Opportunity (JSN) for any portion of its fees and expenses beyond January 31, 2013.

For the first six years of Equity Premium Advantage's (JLA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending May 31,			Year Ending May 31,
2005	*	.20%	2009	.20%
2006		.20	2010	.20
2007		.20	2011	.10
2008		.20

*  From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Advantage (JLA) for any portion of its fees and expenses beyond May 31, 2011.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements

On April 15, 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-03 ("ASU No. 2011-03"). The guidance in ASU No. 2011-03 is intended to improve the accounting for repurchase agreements and other similar agreements. Specifically, ASU No. 2011-03 modifies the criteria for determining when these transactions would be accounted for as financings (secured borrowings/lending agreements) as opposed to sales (purchases) with commitments to repurchase (resell). The effective date of ASU No. 2011-03 is for interim and annual periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Fair Value Measurements and Disclosures

On May 12, 2011, the FASB issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■ ROBERT P. BREMNER(2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council (affiliated with the Investment Company Institute.)	238

■ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	238

■ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	238

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ DAVID J. KUNDERT(2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	238

■ WILLIAM J. SCHNEIDER(2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller- Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	238

■ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	238

■ CAROLE E. STONE(2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	238

■ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	238

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■ TERENCE J. TOTH(2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	238

Interested Board Member:

■ JOHN P. AMBOIAN(3)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	238

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	238

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since August 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

■ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

■ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	238

■ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	238

■ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	238

■ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	238

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	238

■ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	238

■ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	238

■ KATHLEEN L. PRUDHOMME

3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	238

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.

(3)  Mr. Amboian is an interested Trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(4)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

Reinvest Automatically
Easily and Conveniently (continued)

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Comparative Index for JLA: A blended return consisting of: 1) 50% of the return of the S&P 500 Index, and 2) 50% of the NASDAQ-100 Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

•  Comparative Index for JSN: A blended return consisting of: 1) 75% of the return of the S&P 500 Index, and 2) 25% of the NASDAQ-100 Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  NASDAQ-100 Index: An index including 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisers, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and their percentages as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
JPZ	41.45%	42.02%
JSN	25.80%	26.51%
JLA	25.35%	26.55%
JPG	86.76%	87.65%

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Shares Repurchased
JPZ	178,376
JSN	66,600
JLA	119,189
JPG	145,263

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of December 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

EAN-D-1211D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget.  As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control.  Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.   Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities.  These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting.  Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange.  Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Equity Premium Opportunity Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2011	$30,847	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2010	$31,545	$0	$1,905	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2010	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2011	$0	$0	$0	$0
December 31, 2010	$1,905	$0	$0	$1,905

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, David J. Kundert, William J. Schneider, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser, Nuveen Fund Advisors, Inc., has engaged Gateway Investment Advisers, LLC (“Gateway” or the “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Gateway recognizes that voting rights are financial assets of a client’s account and that they must be managed accordingly, with voting decisions made in the client’s best interest.  To that end and because of increasing complexity in administering voting policies, Gateway has contracted with Institutional Shareholder Services (“ISS”), a subsidiary of RiskMetrics and a nationally-recognized proxy voting agent, to assist in administering client proxy votes and to provide voting recommendations on each ballot issue.  ISS has developed its U.S. and Global Proxy Voting Guidelines for proxy voting, which are designed to serve the best interests of investors.  For all client ballots received by ISS, Gateway has instructed ISS to vote according to these guidelines.

Gateway’s Proxy Voting Policy addresses the rare circumstances in which ISS’s voting recommendations may not be followed.  The Policy also addresses conflicts of interest.  From time to time, Gateway or an employee may have a conflict of interest with respect to a proxy vote.  A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Only in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest shall disclose that conflict to Gateway’s Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine and record how the proxies in question will be voted.

Gateway’s Proxy Voting Policy also states that if voting on any particular security compromises Gateway’s ability to later transact in such security (e.g. “shareblocking” practices) or if, in Gateway’s judgment, the expected cost associated with the vote exceeds the expected benefits of the vote, then Gateway will abstain from voting on a particular security.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Gateway Investment Advisers, LLC (“Gateway”, or the “Sub-Adviser”), as sub-adviser to provide discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser.

Item 8 (a)(1).  PORTFOLIO MANAGER BIOGRAPHIES

J. Patrick Rogers and Kenneth H. Toft- J. Patrick Rogers, CFA, and Kenneth H. Toft, CFA, are the portfolio managers at Gateway responsible for investing the Managed Assets of the Nuveen Equity Premium Opportunity and Nuveen Equity Premium Advantage Funds.   Mr. Rogers is Gateway’s Chief Executive Officer.  He joined Gateway in 1989 and has been the President and a member of the Board of Directors of Gateway since 1995.  Mr. Rogers also serves as co-portfolio manager of Gateway’s flagship open-end fund, the Gateway Fund. Mr. Toft joined Gateway in 1992 and has been Vice President and Portfolio Manager since 1997, prior to which he held the position of Senior Trader and Research Analyst.

Item 8 (a)(2).  OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

As of December 31, 2011, Mr. Rogers was responsible for day-to-day management of 2 registered investment company accounts (excluding the Funds) having assets of approximately $5.4 billion.  Mr. Toft was not responsible for day-to-day management of any investment company accounts other than the above-referenced Nuveen Funds.  Mr. Rogers was responsible for day-to-day management of 1 other pooled investment vehicle having assets of approximately $33 million.  Mr. Rogers was responsible for day-to-day management of 25 other accounts having assets of approximately $706 million in the aggregate, and Mr. Toft was responsible for day-to-day management of 10 other accounts having assets of approximately $268 million in the aggregate. Neither Mr. Rogers nor Mr. Toft managed any accounts having a performance based investment advisory fee.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Funds, including other investment companies and separately managed accounts.  Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts.  These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming one or more of the Funds.  A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but one or more of the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.  In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by one or more of the Funds.  However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors.  In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Item 8 (a)(3).  FUND MANAGER COMPENSATION

Messrs. Rogers and Toft are compensated for their services by Gateway.  Their compensation consists of a fixed salary, incentive compensation related to the financial performance of Gateway (but not based on the investment performance of any of the Funds or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan.  The incentive compensation component is anticipated to be larger than the base salary component.  Messrs. Rogers and Toft are parties to employment agreements that provide for automatic renewals for successive one-calendar-year periods and, among other things, a specified base salary and certain undertakings not to compete with the Adviser or solicit its clients.  For Mr. Rogers, those undertakings will expire the later of February 15, 2016 or three years from the termination of Mr. Rogers’ employment.  For Mr. Toft, the non-competition and non-solicitation undertakings will expire the later of one year from the termination of employment, or one year after the period during which severance payments are made pursuant to the agreement.  The incentive compensation plan applicable to Messrs. Rogers and Toft provides for both a long-term incentive pool and a short-term incentive pool, the sizes of which are determined based on profitability of Gateway.

Item 8 (a)(4).  OWNERSHIP OF JSN SECURITIES AS OF DECEMBER 31, 2011

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
J. Patrick Rogers	$0
Kenneth Toft	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS

JANUARY 1-31, 2011	0		0	6,655,000

FEBRUARY 1-28, 2011	0		0	6,655,000

MARCH 1-31, 2011	0		0	6,655,000

APRIL 1-30, 2011	0		0	6,655,000

MAY 1-31, 2011	0		0	6,655,000

JUNE 1-30, 2011	0		0	6,655,000

JULY 1-31, 2011	0		0	6,655,000

AUGUST 1-31, 2011	61,600	$10.55	61,600	6,593,400

SEPTEMBER 1-30, 2011	5,000	$10.74	5,000	6,588,400

OCTOBER 1-31, 2011	0		0	6,588,400

NOVEMBER 1-30, 2011	0		0	6,640,000

DECEMBER 1-31, 2011	0		0	6,640,000

TOTAL	66,600

* The registrant’s repurchase program, for the repurchase of 6,655,000 shares, was authorized November 16, 2010.  The program was reauthorized for a maximum repurchase amount of 6,640,000 shares on November 16, 2011.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Equity Premium Opportunity Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2012